--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

                                                               December 22, 1999

Dear Shareholder:

    We are pleased to present the annual report for Schroder Series Trust for the fiscal year ended October 31, 1999.

    The U.S. economy delivered another solid performance in the 12-month period ended October 31, 1999, with real gross domestic product (GDP) expanding by an estimated 3.8%, after a 4.3% gain in the same period ended October 31, 1998. As was the case in 1998, this year's performance was all the more impressive given that it occurred in the face of continued deterioration in the trade deficit. Led by robust growth in consumer spending and capital investment, domestic demand appears to have turned in its second consecutive year of 5% plus growth. Moreover, U.S. core inflation showed no acceleration over the course of the year in spite of the robust pace of economic growth and tight conditions in the labor market. Rapid productivity growth more than offset increases in nominal labor costs. Brutally competitive conditions in most industries prevented companies from raising prices of finished goods. An increase in oil prices drove headline U.S. inflation higher as the year progressed, however, and the Federal Reserve Bank started to take back the 75 basis points of easing it had implemented in late 1998.

    Against the backdrop of strong growth in the broad economy, the U.S. stock market as measured by the S&P 500 Index continued to post strong returns. For the year, large cap stocks outperformed small cap stocks, and across the board, growth stocks strongly outpaced value stocks. The S&P 500, which is dominated by large capitalization stocks, gained 25.7% for the 12 months ended October 31, 1999, while the small cap Russell 2000 Index returned 14.9% and the S&P MidCap 400 Index returned 21.1% during the same period. Within these broad market figures, the disparities between the technology segment, a group that more than doubled in value during the year, and many other segments of the market were quite stark.

    While strong U.S. economic growth was seen as a positive for the stock market, it kindled fears of inflation among bond investors. As a result, longer-term interest rates rose as much as 1.5% from their lows of the autumn of 1998.

    Looking ahead, we anticipate that domestic growth will slow moderately in the coming year as higher interest rates and a vigilant Federal Reserve lean against economic activity. We would not be surprised to see a further small increase in the Fed Funds interest rate target in the first half of 2000 as monetary policymakers seek to keep the economy on a sustainable path. Nonetheless, a healthier international environment should aid U.S. exports, and at the moment there seems no apparent reason to believe that the U.S. economic expansion is in any great peril.

    Recently, the sustainability of historically high valuations for many stocks has been called into question. Schroders continues to believe that our strong fundamental research is the key to successful investment management and that its investment process can add value by identifying the companies that are well positioned to maintain their earnings prospects.

    We thank you for your support of Schroder Series Trust. We welcome your comments and look forward to servicing your investment needs in the years to come.

                                          Sincerely,

                                          /s/ Alexandra Poe

                                          Alexandra Poe
                                          PRESIDENT

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER LARGE CAPITALIZATION EQUITY FUND
--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION AND ANALYSIS (AS OF OCTOBER 31, 1999)

PERFORMANCE

    For the fiscal year ended October 31, 1999, the Schroder Large Capitalization Equity Fund Investor Shares returned 23.35%. The S&P 500 Index rose 25.67% over the same period. The Fund began offering Advisor Shares in January 1999 and these shares do not have a full fiscal year of performance.

    Strong stock selection in the capital goods, consumer cyclicals and health care sectors contributed positively to the Fund's performance. The Fund's technology holdings delivered solid gains, but paled in comparison to the S&P's technology holdings, thus detracting from the Fund's performance relative to the Index. Sector allocation added to performance, especially the Fund's underweight position in consumer staples.

MARKET BACKGROUND

    The signal concern of the U.S. equity markets over the fiscal year has been the direction of interest rates. The sizzling pace of U.S. economic growth, recovering Asian economies, and a burgeoning U.S. international trade deficit, pushed rates higher and pressured the value of the U.S. dollar. Few signs of an imminent slowing in the U.S. economy pressured the stock and bond markets through the summer. Housing has yet to roll over, and consumer spending has maintained substantial momentum. Core inflation results, nevertheless, have remained benign. This environment, combined with a vigilant Federal Reserve bank, afforded U.S. equity markets a strong rally in October as investors discounted higher interest rates.

    Paradoxically, it was earlier dollar strength that influenced relative sector performance in the market, as multi-national consumer products companies announced that currency changes would reduce top line performance. Other underperforming sectors included financials and health care, the former from interest rate concerns and the latter from the same and potential election year legislation. Communication services was the clear winner away from technology. The regional BELL operating companies outperformed significantly as two major mergers drew closer to completion and BELL ATLANTIC filed to provide long distance service in New York. Technology was, again, another big driver for index and sector performance. The technology heavy NASDAQ Composite led all major indices.

PORTFOLIO REVIEW

    Among our top performers over the period were EMC CORP., SUN MICROSYSTEMS and TELLABS, all doubling or more in price over the holding period. We believe that all three stocks are ideally positioned for the boom in communications and computer networking. The largest contributors to performance were GENERAL ELECTRIC, INTERNATIONAL BUSINESS MACHINES, AMERICAN INTERNATIONAL GROUP, and BRISTOL MYERS SQUIBB. The Fund uses a market capitalization-weighted strategy to determine the weighting of individual stocks within the portfolio. All four of these stocks have market capitalizations in excess of $150 billion, and were, therefore, among the largest holdings in the portfolio during the fiscal period. Additionally, our investment process leads us to look for companies with solid long-term growth rates. We believe that the above companies possess unique global franchises, excellent management teams, and visible business prospects, all of which are key for stable long-term earnings growth. The biggest detractors to performance were XEROX, PHILIP MORRIS and UNUM. These stocks no longer met our investment criteria and were sold during the period.

OUTLOOK

    In the near term, we believe that sustained price appreciation for U.S. stocks remains problematic. A slowing economy in response to higher short-term rates appears necessary to restart the cycle of lower long-term rates and rising equities. As earnings for the market begin to decelerate, we believe that the Fund's portfolio will be well positioned due to the stability of our holdings' long-term earnings prospects.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER LARGE CAPITALIZATION EQUITY FUND
--------------------------------------------------------------------------------

    Going forward, the Fund will remain diversified and sector weightings should not play a large role in relative performance over the long term. Our emphasis will continue to be on strong stock selection across most sectors. We have reduced the number of Fund holdings over the fiscal year, with a goal of forty stocks or less. We believe that this concentrated structure will allow for improved focus and ultimately improved stock selection.

    We will continue to focus on high quality, large cap stocks. In particular, we look for visible earnings growth, skilled management teams and attractively priced securities relative to the relevant peer group or overall market. These criteria are crucial to our stock selection process.

    THE VIEWS EXPRESSED IN THIS REPORT WERE THOSE OF THE FUND'S PORTFOLIO MANAGERS AS OF OCTOBER 31, 1999, AND MAY NOT REFLECT THE VIEWS OF THE PORTFOLIO MANAGERS ON THE DATE THIS REPORT IS PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER LARGE CAPITALIZATION EQUITY FUND
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
IN SCHRODER LARGE CAPITALIZATION EQUITY FUND - INVESTOR SHARES*
VS. STANDARD & POOR'S 500 INDEX
                                                                 LARGE CAP EQUITY FUND  S&P 500 INDEX
Feb-94                                                                       10,000.00      10,000.00
                                                                              9,960.00       9,901.00
                                                                              9,450.00       9,469.32
Apr-94                                                                        9,510.00       9,590.52
                                                                              9,730.00       9,747.81
                                                                              9,400.00       9,508.99
                                                                              9,700.00       9,820.88
                                                                              9,980.01      10,223.54
                                                                              9,490.00       9,974.08
Oct-94                                                                        9,450.01      10,198.50
                                                                              9,080.01       9,827.27
                                                                              9,214.23       9,972.72
                                                                              9,425.93      10,231.01
                                                                              9,889.69      10,630.02
                                                                             10,050.90      10,943.61
Apr-95                                                                       10,313.01      11,265.35
                                                                             10,575.12      11,715.96
                                                                             10,786.62      11,987.77
                                                                             11,199.75      12,385.77
                                                                             11,330.80      12,416.73
                                                                             11,522.34      12,940.72
Oct-95                                                                       11,209.84      12,894.13
                                                                             11,824.77      13,460.18
                                                                             11,820.17      13,719.97
                                                                             12,226.78      14,186.44
                                                                             12,457.86      14,318.38
                                                                             12,655.95      14,455.83
Apr-96                                                                       12,787.57      14,668.34
                                                                             12,875.80      15,046.78
                                                                             12,744.47      15,103.96
                                                                             12,228.32      14,436.36
                                                                             12,503.45      14,740.97
                                                                             13,107.37      15,570.89
Oct-96                                                                       13,382.63      16,000.64
                                                                             14,492.05      17,210.29
                                                                             14,180.47      16,869.53
                                                                             15,044.06      17,923.87
                                                                             15,125.29      18,063.68
                                                                             14,635.24      17,319.45
Apr-97                                                                       15,229.43      18,353.43
                                                                             16,162.99      19,463.81
                                                                             16,746.47      20,335.79
                                                                             18,123.03      21,954.52
                                                                             16,839.92      20,725.06
                                                                             17,469.74      21,860.80
Oct-97                                                                       16,886.25      21,130.65
                                                                             17,563.39      22,108.99
                                                                             17,904.11      22,489.27
                                                                             18,088.53      22,738.90
                                                                             19,222.68      24,378.37
                                                                             20,372.19      25,626.55
Apr-98                                                                       20,286.63      25,885.38
                                                                             19,860.61      25,440.15
                                                                             21,520.96      26,473.02
                                                                             21,307.90      26,189.76
                                                                             17,945.51      22,402.72
                                                                             19,180.17      23,838.73
Oct-98                                                                       20,925.56      25,776.82
                                                                             21,988.58      27,338.90
                                                                             23,686.10      28,913.62
                                                                             23,951.38      30,122.20
                                                                             23,350.20      29,185.40
                                                                             24,041.37      30,352.82
Apr-99                                                                       24,555.85      31,527.47
                                                                             23,917.40      30,783.43
                                                                             25,988.65      32,491.91
                                                                             25,245.37      31,478.16
                                                                             24,626.86      31,323.92
                                                                             24,360.89      30,465.64
Oct-99                                                                       25,812.80      32,394.12

The S&P 500 Index is a market weighted composite index of 500 large capitalization U.S. companies and reflects the reinvestment of dividends.

*The line shown presents performance information for Investor Shares only. Performance of Advisor Shares of the Fund will be less than the line shown for Investor Shares due to shareholder servicing fees paid by Advisor Shares.

PERFORMANCE INFORMATION

                                      ONE YEAR ENDED    FIVE YEARS ENDED      INCEPTION TO
                                     OCTOBER 31, 1999   OCTOBER 31, 1999   OCTOBER 31, 1999*
                                     -----------------  -----------------  ------------------
Schroder Large Capitalization
  Equity Fund--Investor Shares.....        23.35%             22.25%(a)           18.07%

                                                                              INCEPTION TO
                                                                           OCTOBER 31, 1999**
                                                                           -------------------
Schroder Large Capitalization
  Equity Fund--Advisor Shares......                                                 8.99%

(a)  Average annual total return
  * Average annual total return from commencement of Fund operations (February 16, 1994)
 **  Total return from inception date of Advisor Shares (January 19, 1999)

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER LARGE CAPITALIZATION EQUITY FUND
--------------------------------------------------------------------------------

                PORTFOLIO CHARACTERISTICS AS OF OCTOBER 31, 1999

                                TOP TEN HOLDINGS

SECURITY                                            % OF NET ASSETS
-------------------------------------------------------------------
General Electric Co.                                         6.9%
Microsoft Corp.                                              6.6
American International Group, Inc.                           4.9
Bristol-Myers Squibb Co.                                     4.8
SBC Communications, Inc.                                     4.2
Wal-Mart Stores, Inc.                                        4.2
Lucent Technologies, Inc.                                    4.1
IBM Corp.                                                    3.8
MCI WorldCom, Inc.                                           3.3
Conoco, Inc.                                                 2.8
                                                      ----------
Total                                                       45.6%
                                                      ==========

                              INVESTMENT BY SECTOR

SECTOR                                              % OF NET ASSETS
-------------------------------------------------------------------
Banks                                                        3.6%
Capital Goods                                               13.2
Computer Hardware                                           10.5
Computer Software                                            6.6
Consumer Cyclicals                                           8.5
Consumer Staples                                             6.0
Energy                                                       7.8
Financial Services                                          16.1
Health Care                                                  9.7
Telecommunications                                          15.2
Cash Equivalents and Other Net Assets                        2.8
                                                      ----------
Total                                                      100.0%
                                                      ==========

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND
--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION AND ANALYSIS (AS OF OCTOBER 31, 1999)

PERFORMANCE

    The Schroder Small Capitalization Value Fund's Investor Shares had a total return of 3.40% for the fiscal year ended October 31, 1999, compared with the Russell 2000 Index which gained 14.87% over the same period. Over the same 12-month period, the Russell 2000 Value Index returned 0.72%.

MARKET BACKGROUND/PORTFOLIO REVIEW

    The past fiscal year has been a challenging period for small cap value managers. Value investing and small cap investing have been out-of-favor for the past several years. Equity performance in fiscal year 1999 was dominated by a narrow group of very large capitalization growth issues, heavily in the technology and internet sectors. Valuations of the high growth equity leaders jumped significantly over the past year while valuations, as measured by Price/Earnings ratio ("P/E") and P/E to growth rate, of small capitalization issues contracted. This contraction has occurred as the earnings growth rates for these smaller issues were actually accelerating and the outlook for further earnings improvement in 2000 was favorable. At the end of the fiscal year, the average P/E of the Fund's holdings was 12.8x calendar 2000 earnings estimates compared with projected 3 year growth of 17% while the Russell 2000 traded at 17.8x with 14% projected growth. In stark comparison, large cap stocks as represented by the S&P 500 were trading at 23.4x with 8% projected growth.

    Market valuation discrepancies have become extreme. While investors chase dot-coms and other price-to-concept ratio stocks, the bargain basement of ignored values is growing daily. THE WALL STREET JOURNAL recently dubbed this phenomenon "irrational indifference," the opposite of Alan Greenspan's "irrational exuberance" description of the stock markets several quarters ago. The Fund is laced with many examples of companies which we believe represent undervalued opportunities.

    A good example of such an opportunity is FLOWERS INDUSTRIES, which the Fund recently purchased when the company's stock hit a new low in the $13 area. Flowers Industries is a multi-regional bread and pie baking company. A year ago Flowers began construction on a state of the art production facility for its Mrs. Smith's frozen pie division. Start-up problems have disrupted this year's crucial holiday business, and the stock plummeted. But Flowers owns 55% of Keebler. Keebler is growing earnings 30% this year and is expected to continue to deliver above industry average sales and earnings growth in 2000 with good cash flow. Based on the Fund's purchase price and the market value of Keebler, Flowers' $1.6 billion bread and pie baking business was being valued at a negative $0.15 per share. Additionally, Flowers has a 4% dividend yield. In essence, we believe that the Fund indirectly owns interest in a high quality food company (Keebler) at an attractive market price valuation and is earning 4% to own an interest in Flowers' baking business, which we expect to recover next year. We believe Flowers is worth $17.50 - $25.25 on a sum-of-the parts basis. We believe that the catalyst to realize this value is the turnaround currently occurring at Mrs. Smith's and/or a financial transaction to unlock the hidden value.

    Another strong indication of the attractive valuations in our segment of the market is the large number of acquisitions which have occured over the past year. Over the last fiscal year eight of the Fund's holdings have been acquired.

OUTLOOK

    We remain optimistic that earnings growth of the Fund's holdings will remain above average in 2000 as overseas economies continue to improve. The Fund remains overweighted in energy, industrials, and basic materials, which look especially cheap based on 2000 earnings expectations. Moreover, we have relied on the effects of market anxiety over temporary Y2K and Taiwanese earthquake disruptions to add to our technology exposure at what we believe to be favorable prices. We continue to underweight consumer issues.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND
--------------------------------------------------------------------------------

    We continue to believe that our fundamental approach to security analysis will differentiate our intermediate and long term performance and look forward to the return of what we believe are more "rational" valuation standards.

    THE VIEWS EXPRESSED IN THIS REPORT WERE THOSE OF THE FUND'S PORTFOLIO MANAGERS AS OF OCTOBER 31, 1999, AND MAY NOT REFLECT THE VIEWS OF THE PORTFOLIO MANAGERS ON THE DATE THIS REPORT IS PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
IN SCHRODER SMALL CAPITALIZATION VALUE FUND - INVESTOR SHARES*
VS. RUSSELL 2000 INDEX
                                                                SMALL CAP VALUE FUND  RUSSELL 2000 INDEX
                                                                           10,000.00           10,000.00
Feb-94                                                                      9,880.00            9,982.00
                                                                            9,660.00            9,454.95
                                                                            9,800.01            9,510.73
Apr-94                                                                      9,690.00            9,404.21
                                                                            9,460.01            9,084.47
                                                                            9,520.00            9,233.46
                                                                            9,800.00            9,747.76
                                                                            9,810.00            9,715.59
                                                                            9,770.00            9,677.70
Oct-94                                                                      9,299.99            9,286.72
                                                                            9,490.46            9,536.54
                                                                            9,210.45            9,416.37
                                                                            9,540.19            9,808.10
                                                                            9,743.11            9,976.80
                                                                           10,023.20           10,198.28
Apr-95                                                                     10,383.31           10,373.69
                                                                           10,643.31           10,912.09
                                                                           11,193.57           11,540.62
                                                                           11,353.62           11,779.51
                                                                           11,363.84           11,990.37
                                                                           10,774.05           11,454.40
Oct-95                                                                     11,374.17           11,935.48
                                                                           11,710.90           12,250.58
                                                                           11,521.18           12,237.10
                                                                           12,171.82           12,618.90
                                                                           12,321.53           12,876.32
                                                                           13,241.95           13,565.21
Apr-96                                                                     13,592.86           14,099.68
                                                                           12,782.72           13,520.18
                                                                           11,742.21           12,339.87
                                                                           12,602.91           13,056.82
                                                                           13,042.76           13,567.47
                                                                           13,062.32           13,358.53
Oct-96                                                                     14,053.75           13,908.90
                                                                           14,511.90           14,273.31
                                                                           14,511.90           14,273.31
                                                                           14,511.90           14,273.31
                                                                           14,511.90           14,273.31
                                                                           14,511.90           14,273.31
                                                                           15,038.69           14,558.78
                                                                           15,071.77           14,206.46
                                                                           14,589.47           13,535.91
Jan-97                                                                     15,116.15           13,573.81
                                                                           16,608.12           15,083.22
                                                                           17,573.05           15,730.29
Apr-97                                                                     18,680.15           16,461.75
                                                                           19,459.11           16,838.72
                                                                           20,412.61           18,071.32
                                                                           19,391.98           17,277.99
                                                                           19,118.55           17,165.68
                                                                           19,174.00           17,466.08
Oct-97                                                                     18,470.31           17,190.12
                                                                           19,837.11           18,460.46
                                                                           20,930.14           19,221.04
                                                                           21,072.46           19,326.75
                                                                           19,848.15           18,285.04
                                                                           19,431.34           18,323.44
Apr-98                                                                     18,259.63           16,841.07
                                                                           14,602.23           13,570.54
                                                                           15,656.51           14,633.11
                                                                           16,802.57           15,230.14
                                                                           17,466.27           16,028.20
                                                                           17,983.27           17,020.34
Oct-98                                                                     17,215.38           17,246.72
                                                                           15,559.26           15,849.73
                                                                           15,612.16           16,096.99
                                                                           17,413.81           17,539.28
                                                                           18,382.02           17,795.35
                                                                           19,084.21           18,599.70
Apr-99                                                                     18,952.53           18,090.07
                                                                           18,156.52           17,420.74
                                                                           17,613.64           17,424.22
                                                                           17,375.86           17,495.66
Oct-99

The Russell 2000 Index is a market capitalization weighted broad based index of 2000 small capitalization U.S. companies.

*The line shown presents performance information for Investor Shares only. Performance of Advisor Shares of the Fund will be less than the line shown for Investor Shares due to shareholder servicing fees paid by Advisor Shares.

PERFORMANCE INFORMATION

                                       ONE YEAR ENDED     FIVE YEARS ENDED      INCEPTION TO
                                      OCTOBER 31, 1999    OCTOBER 31, 1999   OCTOBER 31, 1999*
                                     -------------------  -----------------  ------------------
Schroder Small Capitalization Value
  Fund--Investor Shares............              3.40%           12.21%(a)          10.17%

                                       ONE YEAR ENDED                           INCEPTION TO
                                      OCTOBER 31, 1999                       OCTOBER 31, 1999**
                                     -------------------                     ------------------
Schroder Small Capitalization Value
  Fund--Advisor Shares.............              2.94%                              -6.99%

(a)  Average annual total return
  * Average annual total return from commencement of Fund operations (February 16, 1994)
 **  Average annual total return from inception of Advisor Shares
     (September 26, 1997)

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND
--------------------------------------------------------------------------------

                PORTFOLIO CHARACTERISTICS AS OF OCTOBER 31, 1999

                                TOP TEN HOLDINGS

SECURITY                                            % OF NET ASSETS
-------------------------------------------------------------------
Symantec Corp.                                               4.8%
Protective Life Corp.                                        3.7
Valassis Communications, Inc.                                3.3
Tektronix, Inc.                                              3.3
Veeco Instruments, Inc.                                      3.3
Flowers Industries, Inc.                                     3.2
Alpharma, Inc.                                               3.1
OM Group, Inc.                                               3.1
Aptargroup, Inc.                                             3.1
Air Express International Corp.                              3.1
                                                      ----------
Total                                                       34.0%
                                                      ==========

                              INVESTMENT BY SECTOR

SECTOR                                              % OF NET ASSETS
-------------------------------------------------------------------
Banks & Finance                                              6.8%
Basic Industry                                              13.4
Capital Goods                                                5.6
Consumer Cyclicals                                           4.2
Consumer Discretionary                                       5.8
Consumer Staples                                             4.1
Electronics                                                 11.0
Energy                                                       9.6
Health Care                                                  3.1
Insurance                                                    6.7
Technology                                                  10.7
Telecommunications                                           1.7
Transportation                                               3.1
Utilities                                                    6.2
Cash Equivalents and Other Net Assets                        8.0
                                                      ----------
Total                                                      100.0%
                                                      ==========

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND
--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION AND ANALYSIS (AS OF OCTOBER 31, 1999)

PERFORMANCE

    The Schroder MidCap Value Fund's total return was 11.98% for Investor Shares and 11.73% for Advisor Shares for the fiscal year ended October 31, 1999. The S&P MidCap 400 Index gained 21.07% for the same period while the average Lipper Mid Cap Value Fund gained 8.73% for the same period.

MARKET BACKGROUND/PORTFOLIO REVIEW

    The fiscal year ended October 31, 1999, was marked by the huge performance gulf which occurred between value investing and growth investing. For perspective, the S&P 400 has a growth component and a value component. The S&P 400 Value Index increased 4.05% in the twelve-month period while the S&P 400 Growth Index advanced 40.28%. Equity markets have rewarded an increasingly narrow group of larger, rapidly growing companies, mainly in the technology (and internet) sector. Their valuations have been bid up to record breaking levels while the vast majority of stocks have traded flat to down, despite generally improving earnings results and growth prospects. At the fiscal year end securities in the technology sector comprised 23% of the S&P 400 Index overall, but represented 36% of the S&P 400 Growth Index and only 12% of the S&P 400 Value Index. The Fund's technology exposure was 19%. Currently the price-earnings ratios ("P/E") of technology stocks are 80% higher than those of non-technology stocks. Interestingly, three years ago technology stocks traded at 19% discount to non-technology stocks.

    Relative to large cap stocks, the valuations of mid cap stocks have been very depressed. The average P/E of the Fund's holdings as of October 31, 1999, was 12.9x calendar 2000 earnings with projected 3 year growth of 17%. As of the same date, the S&P 400 Index traded at 16.3x with 19% projected growth and the S&P 500 Index traded at 23.4x with 8% projected growth.

    We are optimistic that the market will broaden over the next several months to address the huge valuation disparities. A major catalyst should be above average earnings growth, particularly in cyclically sensitive businesses, as overseas economies continue to improve. The Fund remains overweighted in basic materials, which look especially cheap, based on 2000 earnings expectations, and energy.

    The Fund has been overweighted in energy since the first calendar quarter of 1999 based on OPEC production cuts for oil and a lack of drilling activity for North American natural gas. Oil prices have doubled since the Fund's energy purchases were made and gas prices have risen 70%. The group rallied into the spring and summer, but our holdings have given up significant ground over the past quarter. At current levels, the exploration and production companies are trading at the low end of their normal price to cash flow ratio ranges and have only been this cheap 10% of the time over the last 6 years despite improving demand from increased global economic activity and winter heating needs. Higher demand for drilling equipment and services is expected to result in significant earnings and cash flow accelerations in the oil service sector. Accordingly we continue to have a positive outlook on the sector and expect that the Fund will remain overweighted.

OUTLOOK

    We believe that the MidCap Value Fund is well positioned to participate as equity markets broaden. We are confident that the Fund's holdings are trading at below average valuations with catalysts which should draw other interested investors into these holdings. Our biggest challenge is selecting the stocks with the best catalysts from the plethora of bargains available.

    THE VIEWS EXPRESSED IN THIS REPORT WERE THOSE OF THE FUND'S PORTFOLIO MANAGERS AS OF OCTOBER 31, 1999, AND MAY NOT REFLECT THE VIEWS OF THE PORTFOLIO MANAGERS ON THE DATE THIS REPORT IS PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
IN SCHRODER MIDCAP VALUE FUND - INVESTOR SHARES*
VS. STANDARD &POOR'S MIDCAP 400 INDEX
                                                       MIDCAP VALUE FUND  S&P MIDCAP 400 INDEX
Aug-97                                                         10,000.00             10,000.00
                                                               10,320.00              9,988.00
                                                               10,880.38             10,562.31
Oct-97                                                         10,360.29             10,102.85
                                                               10,360.29             10,252.37
                                                               10,700.11             10,650.16
                                                               10,449.73             10,447.81
                                                               11,349.45             11,312.89
                                                               11,989.56             11,823.10
Apr-98                                                         11,989.56             12,038.28
                                                               11,439.24             11,496.56
                                                               11,308.83             11,568.99
                                                               10,559.06             11,120.11
                                                                8,199.11              9,050.66
                                                                8,799.28              9,895.99
Oct-98                                                          9,718.81             10,780.69
                                                               10,418.56             11,318.65
                                                               10,933.24             12,685.94
                                                               10,422.66             12,192.46
                                                                9,992.20             11,553.57
                                                               10,471.83             11,875.92
Apr-99                                                         11,711.69             12,812.93
                                                               11,601.60             12,868.02
                                                               11,731.54             13,556.46
                                                               11,361.99             13,269.06
                                                               10,831.39             12,813.93
                                                               10,590.93             12,417.98
Oct-99                                                         10,881.12             13,051.30

The S&P MidCap 400 Index is a market weighted composite index of 400 stocks in the middle capitalization sector of the U.S. equities market.

*The line shown presents performance information for Investor Shares only. Performance of Advisor Shares of the Fund will be less than the line shown for Investor Shares due to shareholder servicing fees paid by Advisor Shares.

PERFORMANCE INFORMATION

                                           ONE YEAR ENDED       INCEPTION TO
                                          OCTOBER 31, 1999   OCTOBER 31, 1999*
                                          -----------------  ------------------
Schroder MidCap Value Fund--Investor
  Shares................................        11.98%               3.84%
                                           ONE YEAR ENDED       INCEPTION TO
                                          OCTOBER 31, 1999   OCTOBER 31, 1999**
                                          -----------------  -------------------
Schroder MidCap Value Fund--Advisor
  Shares................................        11.73%               16.29%

  * Average annual total return from commencement of Fund operations (August 1, 1997)
 ** Average annual total return from inception date of Advisor Shares (October 23, 1998)

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND
--------------------------------------------------------------------------------

                PORTFOLIO CHARACTERISTICS AS OF OCTOBER 31, 1999

                                TOP TEN HOLDINGS

SECURITY                                            % OF NET ASSETS
-------------------------------------------------------------------
Reliastar Financial Corp.                                    3.9%
BJ Services Co.                                              3.7
Valassis Communications, Inc.                                3.6
Parametric Technology Corp.                                  3.6
Manpower, Inc.                                               3.5
Flowers Industries, Inc.                                     3.5
Genzyme Corp.                                                3.4
Nucor Corp.                                                  3.4
Ceridian Corp.                                               3.3
NCR Corp.                                                    3.3
                                                      ----------
Total                                                       35.2%
                                                      ==========

                              INVESTMENT BY SECTOR

SECTOR                                              % OF NET ASSETS
-------------------------------------------------------------------
Banks & Finance                                             11.6%
Basic Industry                                              10.8
Capital Goods                                                2.8
Consumer Cyclicals                                          15.0
Consumer Staples                                             5.7
Energy                                                      12.1
Health Care                                                  6.6
Insurance                                                    3.9
Services                                                     3.5
Technology                                                  19.1
Telecommunications                                           3.0
Utilities                                                    2.9
Cash Equivalents and Other Net Assets                        3.0
                                                      ----------
Total                                                      100.0%
                                                      ==========

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INVESTMENT GRADE INCOME FUND
--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION AND ANALYSIS (As of October 31, 1999)

PERFORMANCE

    The Schroder Investment Grade Income Fund's Investor Shares had a total return of -0.78% for the fiscal year ended October 31, 1999. The Lehman Brothers Aggregate Bond Index returned 0.53% over the same period. Effective August 24, 1999, the Fund's comparative performance index was changed from the Lehman Brothers Government/Corporate Bond Index because we believe that the Aggregate Bond Index is more representative of the Fund's permissible investment universe. Accordingly, for most of the year ended October 31, 1999, the Fund was managed against the Government/Corporate Bond Index which returned - 0.66% during the twelve-month period. It is important to note that the Investment Grade Income Fund is a professionally managed mutual fund while the Index is not available for investment and is unmanaged.

MARKET BACKGROUND

    It was a difficult year for the U.S. fixed income markets. Interest rates rose substantially throughout fiscal 1999, resulting in the significant negative returns in U.S. Treasuries, with the exception of those securities with the shortest maturities. Fears about last fall's global liquidity crisis gradually gave way to concerns over the strength of the U.S. economy. Tightening labor markets and escalating inflation worries culminated in the Federal Reserve raising the Federal Funds rate twice, each time by one-quarter percent. Longer-term interest rates rose as much as one-and-a-half percent from the lows of last fall due to heightened inflation concerns sparked by global economic growth and surging commodity prices.

    In the first half of the fiscal year, corporate, mortgage, and asset-backed markets significantly outperformed government bonds as liquidity improved and investors sought to take advantage of historically wide yield spreads versus U.S. Treasuries. The yield spreads between non-Treasuries and Treasuries moved steadily tighter during this period and more than offset the negative effect of lower Treasury prices.

    By May, however, there were clear signs that this spread tightening had run its course. Renewed concerns about liquidity began to develop during the summer, largely due to increasing market worries about owning risky assets at the turn of the century. This led to investors reducing their positions in non-Treasury securities. Additionally, the expectation that non-Treasury new issuance would surge in the third quarter to avoid Y2K-related funding problems further swamped supply. Non-Treasury yield spreads surpassed the levels reached during the 1998 liquidity crisis, causing these sectors to significantly underperform Treasuries, before investor fears subsided and spreads tightened approaching the Fund's fiscal year-end.

PORTFOLIO REVIEW

    In the first half of the fiscal year, we maximized the Fund's exposure to corporate, mortgage and asset-backed securities in order to take advantage of their historically large yield premiums. In particular, we emphasized low investment grade and Yankee bonds, as these offered the most attractive total return potential. The Fund benefited relative to its peers from the significant outperformance of these sectors versus Treasuries.

    During the second half of the fiscal year, we moved the Fund from an overweight to a neutral position in non-Treasury securities. We focused on adding value primarily through security selection rather than sector allocation. Unlike many of its peers, which suffered from an overabundance of risky assets during this period, the Fund benefited from our emphasis on quality securities offering liquidity. Throughout the year, we held the average maturity of the Fund within a tight range so that we were able to minimize the effect of adverse interest rate movements. The Fund had a relatively high portfolio turnover rate (300.53%) during the fiscal year due to an active portfolio management strategy used for the Fund as compared to prior periods. We expect to use an active strategy for the Fund in future periods as well.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INVESTMENT GRADE INCOME FUND
--------------------------------------------------------------------------------

OUTLOOK

    Looking forward, we believe that the Schroder Investment Grade Income Fund is well positioned to take advantage of the market opportunities which lie ahead. We believe that non-Treasury securities are likely to continue to deliver strong gains as Y2K concerns subside into the new year. Consequently, we favor overweighting corporate, mortgage and asset-backed securities at slightly wider yield spreads to Treasuries than prevailed a year ago. We also expect to continue to add value for the Fund through security selection, maintaining our focus on investment grade securities with high credit ratings and stable cash flow characteristics. Interest rates have risen sharply in recent periods, which should, in turn, result in reduced inflationary risks. In this event, we expect to lengthen the Fund's average maturity in order to take advantage of the higher interest rate environment.

    THE VIEWS EXPRESSED IN THIS REPORT WERE THOSE OF THE FUND'S PORTFOLIO MANAGERS AS OF OCTOBER 31, 1999, AND MAY NOT REFLECT THE VIEWS OF THE PORTFOLIO MANAGERS ON THE DATE THIS REPORT IS PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INVESTMENT GRADE INCOME FUND
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
IN SCHRODER INVESTMENT GRADE INCOME FUND - INVESTOR SHARES
VS. LEHMAN BROTHERS GOVERNMENT/CORPORATE INDEX
AND LEHMAN BROTHERS AGGREGATE BOND INDEX
                                                            INVESTMENT GRADE    LEHMAN BROTHERS       LEHMAN BROTHERS
                                                                 INCOME FUND  GOV'T/CORP. INDEX  AGGREGATE BOND INDEX
Feb-94                                                             10,000.00          10,000.00             10,000.00
                                                                    9,968.28           9,945.00              9,956.00
                                                                    9,708.24           9,701.35              9,710.09
Apr-94                                                              9,577.60           9,620.83              9,632.41
                                                                    9,547.75           9,603.51              9,631.44
                                                                    9,502.35           9,581.42              9,610.25
                                                                    9,695.85           9,773.05              9,801.50
                                                                    9,688.63           9,776.96              9,813.26
                                                                    9,526.09           9,629.33              9,669.00
Oct-94                                                              9,510.52           9,618.73              9,660.30
                                                                    9,492.07           9,601.42              9,639.05
                                                                    9,567.39           9,664.79              9,705.56
                                                                    9,727.24           9,850.35              9,897.73
                                                                    9,983.07          10,078.88             10,133.30
                                                                   10,047.05          10,146.41             10,195.11
Apr-95                                                             10,186.15          10,288.46             10,337.84
                                                                   10,626.28          10,719.55             10,737.91
                                                                   10,699.82          10,805.30             10,816.30
                                                                   10,643.11          10,763.16             10,792.51
                                                                   10,771.49          10,900.93             10,923.09
                                                                   10,859.24          11,012.12             11,029.05
Oct-95                                                             10,995.72          11,174.00             11,172.43
                                                                   11,167.57          11,358.37             11,340.01
                                                                   11,319.20          11,525.34             11,498.77
                                                                   11,398.43          11,596.79             11,574.66
                                                                   11,160.78          11,350.94             11,373.27
                                                                   11,069.26          11,255.59             11,293.65
Apr-96                                                             10,974.07          11,177.93             11,230.41
                                                                   10,931.27          11,158.93             11,207.95
                                                                   11,058.07          11,307.34             11,358.13
                                                                   11,072.45          11,333.35             11,388.80
                                                                   11,049.20          11,305.02             11,369.44
                                                                   11,235.93          11,506.25             11,567.27
Oct-96                                                             11,477.50          11,774.34             11,824.06
                                                                   11,672.62          11,990.99             12,026.25
                                                                   11,548.89          11,857.89             11,914.41
                                                                   11,548.89          11,857.89             11,914.41
                                                                   11,548.89          11,857.89             11,914.41
                                                                   11,548.89          11,857.89             11,914.41
                                                                   11,548.89          11,857.89             11,914.41
                                                                   11,562.75          11,872.12             11,951.34
                                                                   11,581.25          11,897.05             11,981.22
                                                                   11,441.11          11,755.47             11,848.23
                                                                   11,594.42          11,927.10             12,025.95
                                                                   11,687.18          12,038.03             12,140.20
                                                                   11,811.06          12,182.48             12,284.67
Apr-97                                                             12,131.14          12,555.27             12,616.35
                                                                   12,012.26          12,414.65             12,509.12
                                                                   12,178.03          12,609.56             12,693.00
                                                                   12,358.26          12,811.31             12,877.05
                                                                   12,389.16          12,879.21             12,936.28
                                                                   12,498.18          13,014.44             13,066.94
Oct-97                                                             12,679.41          13,197.95             13,234.20
                                                                   12,643.90          13,171.55             13,223.61
                                                                   12,672.98          13,212.38             13,268.57
                                                                   12,719.87          13,278.44             13,337.57
                                                                   12,844.53          13,420.52             13,464.27
                                                                   12,944.72          13,557.41             13,578.72
Apr-98                                                             12,939.54          13,568.26             13,607.23
                                                                   13,185.39          13,832.84             13,829.03
                                                                   13,536.12          14,228.46             14,152.63
                                                                   13,357.44          14,127.44             14,077.62
                                                                   13,444.27          14,212.20             14,157.86
                                                                   13,471.16          14,247.73             14,200.34
Oct-98                                                             13,558.72          14,348.89             14,301.16
                                                                   13,242.80          14,007.39             14,050.89
                                                                   13,346.09          14,077.42             14,128.17
                                                                   13,380.79          14,112.62             14,173.38
                                                                   13,220.22          13,967.26             14,050.07
                                                                   13,155.45          13,923.96             14,005.11
Apr-99                                                             13,156.76          13,884.97             13,944.89
                                                                   13,112.03          13,873.86             13,937.92
                                                                   13,228.73          13,998.73             14,099.60
                                                                   13,252.54          14,035.13             14,151.77
Oct-99

The Lehman Brothers Government/Corporate Index is a composite of approximately 5000 investment grade government and corporate debt issues with maturities greater than one year.

The Lehman Brothers Aggregate Bond Index is a composite index which measures the total universe of investment grade fixed income securities in the U.S., including government, corporate, mortgage-backed, asset-backed and international dollar-denominated bonds, all with maturities greater than one year.

Effective August 24, 1999, the Fund's comparative performance index was changed from the Lehman Brothers Government/Corporate Index to the Lehman Brothers Aggregate Bond Index. The change was made because the investment adviser believes that the Aggregate Bond Index is more representative of the Fund's permissible investment universe.

PERFORMANCE INFORMATION

                                      ONE YEAR ENDED    FIVE YEARS ENDED      INCEPTION TO
                                     OCTOBER 31, 1999   OCTOBER 31, 1999   OCTOBER 31, 1999*
                                     -----------------  -----------------  ------------------
Schroder Investment Grade Income
  Fund--Investor Shares............            -0.78%          6.87%(a)            5.08%

(a)  Average annual total return
  *  Average annual total return from commencement of operations (February 22,
     1994)

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INVESTMENT GRADE INCOME FUND
--------------------------------------------------------------------------------

                PORTFOLIO CHARACTERISTICS AS OF OCTOBER 31, 1999

                                TOP TEN HOLDINGS

SECURITY                                            % OF NET ASSETS
-------------------------------------------------------------------
Government National Mortgage Association
  7.000% 07/15/29                                            5.9%
Federal National Mortgage Association
  6.000% 10/01/13                                            4.5
Federal National Mortgage Association
  6.000% 12/01/28                                            3.4
U.S. Treasury Bonds
  5.250% 02/15/29                                            3.1
U.S. Treasury Bonds
  7.250% 05/15/16                                            2.5
LB Commercial Mortgage Trust
  6.120% 10/15/08                                            2.5
Federal National Mortgage Association TBA
  7.500% 12/01/99                                            2.4
Government National Mortgage Association TBA
  7.500% 12/15/99                                            2.3
First Union-Chase Commercial Mortgage 1999-C2
  0.908% 11/1/99                                             2.2
Contimortgage Home Equity
  6.440% 12/15/12                                            2.1
                                                      ----------
Total                                                       30.9%
                                                      ==========

                              INVESTMENT BY SECTOR

SECTOR                                              % OF NET ASSETS
-------------------------------------------------------------------
Asset-Backed Securities                                      9.0%
Corporate Bonds                                             36.9
Mortgage-Backed Securities                                  42.5
U.S. Treasury Securities                                    11.1
Cash Equivalents and Other Net Assets                        0.5
                                                      ----------
Total                                                      100.0%
                                                      ==========

                                 CREDIT QUALITY

                                                    % OF MARKET VALUE
RATING                                               OF INVESTMENTS
---------------------------------------------------------------------
U.S. Treasury Securities                                     11.2%
U.S. Government Agencies/ Mortgage-Backed
  Securities                                                 38.6
AAA                                                          13.1
AA                                                            2.5
A                                                             9.3
Baa                                                          25.3
                                                      -----------
Total                                                       100.0%
                                                      ===========

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM INVESTMENT FUND
--------------------------------------------------------------------------------
MANAGEMENT DISCUSSION AND ANALYSIS (As of October 31, 1999)

PERFORMANCE

    For the fiscal year ended October 31, 1999, the Schroder Short-Term Investment Fund's Investor Shares had a total return of 3.62%. The 90 Day U.S. Treasury Bill returned 4.75% over the same period.

    While the Fund's higher yielding products contributed to performance, its longer maturity structure relative to the 90 Day U.S. Treasury Bill during a period of negative bond returns detracted from performance.

MARKET BACKGROUND

    Interest rates rose substantially throughout fiscal 1999, leading to significant negative returns in U.S. Treasuries for all but the shortest maturities. Fears about last fall's global liquidity crisis gradually gave way to concerns about the strength of the U.S. economy. Tightening labor markets and escalating inflation worries ultimately culminated in the Federal Reserve raising the Federal Funds rate twice, each time by one-quarter percent, from 4.75% to 5.25%. Rebounding global economic growth and surging commodity prices resulted in heightened inflation concerns which, in turn, led to a steeper yield curve.

    Overall, non-Treasury securities outperformed government bonds during fiscal 1999. During the first half of the year, shrinking risk and liquidity premium led to substantial tightening of yield spreads relative to U.S. Treasuries and more than offset the negative effect of lower U.S. Treasury prices.

    In the latter half of fiscal 1999, there was a resurgence of liquidity concerns, this time relating to investors' increasing reluctance to own volatile assets over the turn of the century. Specifically, companies aggressively pre-funded their year-end liquidity needs by offering special rates to attract investors into post-Y2K maturities, and this helped to steepen the money market yield curve. Meanwhile, investors continued to demand extra compensation for owning assets over the actual turn of the year, far in excess of prior years' risk premium.

PORTFOLIO REVIEW

    Throughout fiscal 1999, the Fund focused on adding value via two central themes. First, maturities were opportunistically increased during periods of market weakness to lock in higher yields. Towards the end of the year, the maturity of a portion of the Fund's portfolio was extended past December into early 2000 to take advantage of the particularly attractive rates available by investing over December 31.

    More importantly, an increasing percentage of funds were allocated to higher yielding structured products, consisting primarily of AAA-rated mortgage and asset-backed securities. These investments offered considerable yield advantages over traditional corporate securities, while maintaining the highest credit quality.

OUTLOOK

    The steepness of the money market yield curve and the relatively wide credit spreads currently prevailing in the marketplace are the most important factors determining the Fund's investment policy going into the new fiscal year. While we believe strong economic growth should continue into 2000, empirical inflation has been low and is likely to remain so. Consequently, we anticipate that the Federal Reserve is not embarking on a protracted period of tighter monetary policy, but will raise rates only once or twice in the new year. Therefore, we look to take advantage of the steep yield curve, extending maturities at more attractive rates. Also, we expect the Fund to maintain a high exposure to non-Treasury securities as we expect their yields to fall relative to U.S. Treasuries as Y2K concerns fade and economic fundamentals remain favorable.

    THE VIEWS EXPRESSED IN THIS REPORT WERE THOSE OF THE FUND'S PORTFOLIO MANAGERS AS OF OCTOBER 31, 1999, AND MAY NOT REFLECT THE VIEWS OF THE PORTFOLIO MANAGERS ON THE DATE THIS REPORT IS PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM INVESTMENT FUND
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF$10,000 INVESTMENT            SHORT-TERM INVESTMENT FUND  90 DAY U.S. TREASURY BILL
IN SCHRODER SHORT-TERM INVESTMENT FUND - INVESTOR SHARES
VS. 90 DAY U.S. TREASURY BILL
DATE
Jan-94                                                                         10,000.00                  10,000.00
                                                                               10,014.62                  10,018.00
                                                                                9,994.64                  10,045.05
                                                                                9,997.67                  10,075.18
Apr-94                                                                          9,957.44                  10,107.42
                                                                               10,005.57                  10,143.81
                                                                               10,046.60                  10,180.33
                                                                               10,066.90                  10,218.00
                                                                               10,114.32                  10,256.82
                                                                               10,143.43                  10,297.85
Oct-94                                                                         10,183.29                  10,340.07
                                                                               10,202.91                  10,386.60
                                                                               10,246.01                  10,436.46
                                                                               10,292.37                  10,488.64
                                                                               10,347.75                  10,541.08
                                                                               10,382.49                  10,592.74
Apr-95                                                                         10,445.09                  10,644.64
                                                                               10,497.10                  10,696.80
                                                                               10,538.49                  10,747.07
                                                                               10,571.84                  10,797.59
                                                                               10,625.41                  10,847.25
                                                                               10,656.19                  10,896.07
Oct-95                                                                         10,694.74                  10,945.10
                                                                               10,735.93                  10,995.45
                                                                               10,778.94                  11,043.83
                                                                               10,831.76                  11,091.31
                                                                               10,859.36                  11,136.79
                                                                               10,899.54                  11,183.56
Apr-96                                                                         10,926.79                  11,235.01
                                                                               10,966.12                  11,283.32
                                                                               11,005.60                  11,332.97
                                                                               11,058.43                  11,382.83
                                                                               11,100.45                  11,431.78
                                                                               11,140.41                  11,482.08
Oct-96                                                                         11,192.77                  11,531.45
                                                                               11,234.18                  11,581.03
                                                                               11,265.64                  11,629.67
                                                                               11,265.64                  11,629.67
                                                                               11,265.64                  11,629.67
                                                                               11,265.64                  11,629.67
                                                                               11,265.64                  11,629.67
As of 3/98 Prospectus, Fund expenses are:                                      11,265.64                  11,629.67
Actual expenses as of                                                          11,265.64                  11,629.67
Index and Fund returns for partial month of January (close
of 1/10-1/31/94)                                                               11,265.64                  11,629.67
                                                                               11,308.45                  11,679.68
                                                                               11,346.90                  11,729.90
                                                                               11,378.67                  11,781.52
Apr-97                                                                         11,432.15                  11,831.00
                                                                               11,475.59                  11,883.06
                                                                               11,530.67                  11,932.96
                                                                               11,575.64                  11,984.28
                                                                               11,621.95                  12,035.81
                                                                               11,671.92                  12,086.36
Oct-97                                                                         11,723.28                  12,137.12
                                                                               11,760.79                  12,184.46
                                                                               11,813.71                  12,238.07
                                                                               11,864.51                  12,290.69
                                                                               11,910.78                  12,344.77
                                                                               11,954.85                  12,397.85
Apr-98                                                                         11,984.74                  12,449.92
                                                                               12,041.07                  12,502.21
                                                                               12,084.42                  12,555.97
                                                                               12,129.13                  12,608.71
                                                                               12,187.35                  12,666.71
                                                                               12,272.66                  12,717.38
Oct-98                                                                         12,321.75                  12,760.61
                                                                               12,356.25                  12,809.10
                                                                               12,392.09                  12,856.50
                                                                               12,444.13                  12,904.07
                                                                               12,434.18                  12,953.10
                                                                               12,511.27                  13,002.32
Apr-99                                                                         12,537.54                  13,050.43
                                                                               12,540.05                  13,101.33
                                                                               12,571.40                  13,152.43
                                                                               12,644.32                  13,203.72
                                                                               12,651.90                  13,255.21
                                                                               12,737.93                  13,308.23
Oct-99                                                                         12,767.23                  13,364.13

The 90 Day U.S. Treasury Bill return represents a four-week average return on the 90 Day U.S. Treasury Bill.

PERFORMANCE INFORMATION

                                      ONE YEAR ENDED    FIVE YEARS ENDED      INCEPTION TO
                                     OCTOBER 31, 1999   OCTOBER 31, 1999   OCTOBER 31, 1999*
                                     -----------------  -----------------  ------------------
Schroder Short-Term Investment
  Fund--Investor Shares............         3.62%              4.64%(a)            4.31%

(a)  Average annual total return
  *  Average annual total return from commencement of operations (January 11,
     1994)

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM INVESTMENT FUND
--------------------------------------------------------------------------------

                PORTFOLIO CHARACTERISTICS AS OF OCTOBER 31, 1999

                                TOP TEN HOLDINGS

SECURITY                                            % OF NET ASSETS
-------------------------------------------------------------------
Green Tree Financial Corp.
  1996-10 A4
  6.420% 05/15/00                                            6.1%
Green Tree Financial Corp.
  1993-3 A5
  5.750% 10/15/18                                            5.5
Federal National Mortgage Association Pool #
  303766
  7.500% 12/01/01                                            5.5
FNMA Series 1998-65 Class A1
  5.53% 09/16/00                                             5.3
Green Tree Financial Corp.
  1998-B A4
  6.390% 06/18/01                                            5.3
Green Tree Financial Corp.
  1992-2 A4
  8.150% 02/15/00                                            4.3
Federal National Mortgage Association 1992-94 G
  7.000% 10/25/05                                            4.2
Ford Credit Auto Owner Trust
  1998-B A3
  5.850% 12/15/99                                            4.2
General Motors Acceptance Corp.
  Medium Term Note
  6.211% 10/30/00                                            4.1
Ford Motor Credit Company
  5.210% 11/01/99                                            3.7
                                                      ----------
Total                                                       48.2%
                                                      ==========

                              INVESTMENT BY SECTOR

SECTOR                                              % OF NET ASSETS
-------------------------------------------------------------------
Asset-Backed Securities                                     49.9%
Commercial Paper                                            21.0
Corporate Bonds                                              4.1
Mortgage-Backed Securities                                  21.2
Cash Equivalents and Other Net Assets                        3.8
                                                      ----------
Total                                                      100.0%
                                                      ==========

                                 CREDIT QUALITY

                                                    % OF MARKET VALUE
RATING                                               OF INVESTMENTS
---------------------------------------------------------------------
U.S. Government Issues                                       23.5%
AAA or A1 / P1                                               72.4
A                                                             4.1
                                                      -----------
Total                                                       100.0%
                                                      ===========

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER LARGE CAPITALIZATION EQUITY FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1999

  SHARES                                                  VALUE
-----------                                            ------------
             COMMON STOCKS - 97.2%
             BANKS - 3.6%
     22,000  Bank America Corporation                  $  1,416,250
     26,400  Fleet Boston Corporation (1)                 1,151,700
                                                       ------------
                                                          2,567,950
                                                       ------------
             CAPITAL GOODS - 13.2%
     22,700  AlliedSignal, Incorporated                   1,292,482
     36,000  General Electric Company                     4,880,250
     16,700  Textron, Incorporated                        1,289,031
     29,700  United Technologies Corporation              1,796,850
                                                       ------------
                                                          9,258,613
                                                       ------------
             COMPUTER HARDWARE - 10.5%
     21,800  EMC Corporation (1)                          1,591,400
     25,600  Intel Corporation                            1,982,400
     26,900  International Business Machines
               Corporation                                2,646,288
      7,200  Sun Microsystems, Incorporated (1)             761,850
      5,800  Tellabs, Incorporated (1)                      366,850
                                                       ------------
                                                          7,348,788
                                                       ------------
             COMPUTER SOFTWARE - 6.6%
     50,100  Microsoft Corporation (1)                    4,637,381
                                                       ------------
             CONSUMER CYCLICAL - 8.5%
      9,900  GAP, Incorporated                              367,538
     21,700  Home Depot, Incorporated                     1,638,350
     10,100  Infinity Broadcasting
               Corporation (1)                              349,081
     11,900  Lowe's Companies, Incorporated                 654,500
     51,900  Wal-Mart Stores, Incorporated                2,942,081
                                                       ------------
                                                          5,951,550
                                                       ------------
             CONSUMER STAPLES - 6.0%
     18,300  Anheuser Busch Company, Incorporated         1,314,169
     21,300  Bestfoods                                    1,251,375
     15,500  Procter & Gamble Company                     1,625,562
                                                       ------------
                                                          4,191,106
                                                       ------------
             ENERGY - 7.8%
     19,400  Chevron Corporation                          1,771,463
     72,900  Conoco, Incorporated                         2,000,194
     23,300  Exxon Corporation                            1,725,656
                                                       ------------
                                                          5,497,313
                                                       ------------
  SHARES                                                  VALUE
-----------                                            ------------

             FINANCIAL SERVICES - 16.1%
     33,407  American International Group,
               Incorporated                            $  3,438,833
     29,700  Associates First Capital Corporation         1,084,050
     31,700  Capital One Financial Corporation            1,680,100
     31,400  Citigroup, Incorporated                      1,699,525
     27,900  Federal Home Loan Mortgage Corporation       1,508,344
      7,200  Morgan Stanley Dean Witter & Company           794,250
     23,100  Wells Fargo Company                          1,105,912
                                                       ------------
                                                         11,311,014
                                                       ------------
             HEALTH CARE - 9.7%
     43,600  Bristol-Myers Squibb Company                 3,349,025
      4,400  Guidant Corporation                            217,250
     39,000  Medtronic, Incorporated                      1,350,375
     11,100  Pharmacia & Upjohn, Incorporated               598,706
     27,100  Schering-Plough Corporation                  1,341,450
                                                       ------------
                                                          6,856,806
                                                       ------------
             TELECOMMUNICATIONS - 15.2%
     23,100  Bell Atlantic Corporation                    1,500,056
     13,800  GTE Corporation                              1,035,000
     44,480  Lucent Technologies, Incorporated            2,857,840
     26,700  MCI WorldCom, Incorporated (1)               2,291,194
     58,329  SBC Communications, Incorporated             2,971,133
                                                       ------------
                                                         10,655,223
                                                       ------------
             Total Common Stocks
               (Cost $56,143,424)                        68,275,744
                                                       ------------
             SHORT-TERM INVESTMENT - 1.9%
  1,313,602  SSgA U.S. Government Money Market Fund,
               4.888%(2) (Cost $1,313,602)                1,313,602
                                                       ------------
             Total Investments - 99.1%
               (Cost $57,457,026)                        69,589,346
             Other Assets Less Liabilities - 0.9%           631,593
                                                       ------------
             Total Net Assets - 100%                   $ 70,220,939
                                                       ============

------------------

(1)  Denotes non-income producing security.
(2)  Interest rate shown is 7-day yield as of October 31, 1999.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1999

  SHARES                                                  VALUE
-----------                                            ------------
             COMMON STOCKS - 92.0%
             BANKS & FINANCE - 6.8%
     45,000  Cullen/Frost Bankers, Incorporated        $  1,299,375
     65,000  Waddell & Reed Financial, Incorporated       1,560,000
     43,300  Webster Financial Corporation                1,239,463
                                                       ------------
                                                          4,098,838
                                                       ------------
             BASIC INDUSTRY - 13.4%
     69,300  Aptargroup, Incorporated                     1,862,437
     55,500  Geon Company                                 1,456,875
     38,600  Minerals Technologies, Incorporated          1,664,625
     50,000  OM Group, Incorporated                       1,875,000
     70,000  Steel Dynamics, Incorporated (1)               958,125
     45,500  Titanium Metals Corporation                    273,000
                                                       ------------
                                                          8,090,062
                                                       ------------
             CAPITAL GOODS - 5.6%
    170,000  AGCO Corporation                             1,827,500
     82,000  Gerber Scientific, Incorporated              1,547,750
                                                       ------------
                                                          3,375,250
                                                       ------------
             CONSUMER CYCLICALS - 4.2%
     53,100  Sinclair Broadcast Group, Incorporated
               (1)                                          531,000
     47,000  Valassis Communications, Incorporated
               (1)                                        2,021,000
                                                       ------------
                                                          2,552,000
                                                       ------------
             CONSUMER DISCRETIONARY - 5.8%
     81,400  Polaroid Corporation                         1,816,238
     88,000  WestPoint Stevens, Incorporated              1,666,500
                                                       ------------
                                                          3,482,738
                                                       ------------
             CONSUMER STAPLES - 4.1%
    112,900  Flowers Industries, Incorporated             1,905,187
     16,300  Robert Mondavi Corporation                     588,838
                                                       ------------
                                                          2,494,025
                                                       ------------
             ELECTRONICS - 11.0%
     49,300  International Rectifier
               Corporation (1)                              958,269
     55,000  Millipore Corporation                        1,753,125
     59,100  Tektronix, Incorporated                      1,994,625
     57,900  Veeco Instruments, Incorporated (1)          1,964,981
                                                       ------------
                                                          6,671,000
                                                       ------------
  SHARES                                                  VALUE
-----------                                            ------------

             ENERGY - 9.6%
     28,500  BJ Services Company (1)                   $    977,906
    100,000  Forest Oil Corporation (1)                   1,337,500
    178,300  Newpark Resources,
               Incorporated (1)                           1,147,806
    102,000  Plains Resources, Incorporated (1)           1,753,125
    132,000  Titan Exploration, Incorporated (1)            552,750
                                                       ------------
                                                          5,769,087
                                                       ------------
             HEALTH CARE - 3.1%
     53,500  Alpharma, Incorporated                       1,882,531
                                                       ------------
             INSURANCE - 6.7%
     65,000  Horace Mann Educators Corporation            1,832,188
     61,500  Protective Life Corporation                  2,225,531
                                                       ------------
                                                          4,057,719
                                                       ------------
             TECHNOLOGY - 10.7%
     75,500  National Data Corporation                    1,812,000
     60,700  Symantec Corporation (1)                     2,898,425
    102,800  Titan Corporation                            1,721,900
                                                       ------------
                                                          6,432,325
                                                       ------------
             TELECOMMUNICATIONS - 1.7%
     17,600  Plantronics, Incorporated (1)                1,030,700
                                                       ------------
             TRANSPORTATION - 3.1%
     69,800  Air Express International Corporation        1,858,425
                                                       ------------
             UTILITIES - 6.2%
     12,000  California Water Service Group                 348,000
     15,200  E'Town Corporation                             700,150
     53,000  Philadelphia Suburban Corporation            1,219,000
     71,772  Southern Union Company                       1,453,383
                                                       ------------
                                                          3,720,533
                                                       ------------
             Total Common Stocks
               (Cost $47,020,309)                        55,515,233
                                                       ------------
             SHORT-TERM INVESTMENT - 4.3%
  2,569,760  SSgA U.S. Government Money Market Fund,
               4.888%(2) (Cost $2,569,760)                2,569,760
                                                       ------------
             Total Investments
               (Cost $49,590,069) - 96.3%                58,084,993
             Other Assets Less Liabilities - 3.7%         2,250,053
                                                       ------------
             Total Net Assets - 100%                   $ 60,335,046
                                                       ============

------------------

(1)  Denotes non-income producing security.
(2)  Interest rate shown is 7-day yield as of October 31, 1999.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1999

  SHARES                                                  VALUE
-----------                                            ------------
             COMMON STOCKS - 97.0%
             BANKS & FINANCE - 11.6%
     14,070  Charter One Financial, Incorporated       $    345,594
      8,900  Compass Bancshares, Incorporated               237,519
     14,600  Heller Financial, Incorporated                 346,750
     19,000  Peoples Heritage Financial Group,
               Incorporated                                 361,000
                                                       ------------
                                                          1,290,863
                                                       ------------
             BASIC INDUSTRY - 10.8%
      5,800  Great Lakes Chemical Corporation               205,900
      8,900  Millipore Corporation                          283,688
      7,300  Nucor Corporation                              378,687
     15,900  Smurfit-Stone Container Corporation (1)        343,838
                                                       ------------
                                                          1,212,113
                                                       ------------
             CAPITAL GOODS - 2.8%
      8,700  Deere & Company                                315,375
                                                       ------------
             CONSUMER CYCLICALS - 15.0%
     16,700  A.H. Belo Corporation                          340,263
     20,300  Saks, Incorporated (1)                         348,906
     15,300  Supervalu, Incorporated                        321,300
      9,300  Valassis Communications, Incorporated
               (1)                                          399,900
     10,900  Viad Corporation                               267,731
                                                       ------------
                                                          1,678,100
                                                       ------------
             CONSUMER STAPLES - 5.7%
     23,200  Flowers Industries, Incorporated               391,500
      6,900  Suiza Foods Corporation (1)                    248,831
                                                       ------------
                                                            640,331
                                                       ------------
             ENERGY - 12.1%
     12,200  BJ Services Company (1)                        418,612
      8,800  Burlington Resources, Incorporated             306,900
      8,000  Devon Energy Corporation                       311,000
      9,400  Weatherford International, Incorporated        318,425
                                                       ------------
                                                          1,354,937
                                                       ------------
  SHARES                                                  VALUE
-----------                                            ------------

             HEALTH CARE - 6.6%
     10,000  Genzyme Corporation (1)                   $    382,500
     11,000  Watson Pharmaceuticals, Incorporated (1)       349,250
                                                       ------------
                                                            731,750
                                                       ------------
             INSURANCE - 3.9%
     10,100  Reliastar Financial Corporation                433,669
                                                       ------------
             SERVICES - 3.5%
     11,200  Manpower, Incorporated                         393,400
                                                       ------------
             TECHNOLOGY - 19.1%
     16,900  Ceridian Corporation (1)                       370,744
     12,700  Harris Corporation                             284,956
     11,100  NCR Corporation (1)                            367,688
     20,900  Parametric Technology
               Corporation (1)                              398,406
      7,000  SCI Systems, Incorporated (1)                  345,625
     16,700  Sterling Software, Incorporated (1)            366,356
                                                       ------------
                                                          2,133,775
                                                       ------------
             TELECOMMUNICATIONS - 3.0%
      8,400  CenturyTel, Incorporated                       339,675
                                                       ------------
             UTILITIES - 2.9%
      6,500  FPL Group, Incorporated                        327,031
                                                       ------------
             Total Common Stocks
               (Cost $10,262,138)                        10,851,019
                                                       ------------
             SHORT-TERM INVESTMENT - 3.5%
    389,062  SSgA U.S. Government Money Market Fund,
               4.888%(2) (Cost $389,062)                    389,062
                                                       ------------
             Total Investments
               (Cost $10,651,200) - 100.5%               11,240,081
                                                       ------------
             Liabilities in Excess of Other Assets -
             (0.5%)                                         (56,966)
                                                       ------------
             Total Net Assets - 100.0%                 $ 11,183,115
                                                       ============

------------------

(1)  Denotes non-income producing security.
(2)  Interest rate shown is 7-day yield as of October 31, 1999.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INVESTMENT GRADE INCOME FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1999

 PRINCIPAL
  AMOUNT                                                  VALUE
-----------                                            -----------
             ASSET-BACKED SECURITIES - 9.0%
$   412,262  Commercial Resecuritization Trust
               Series 1999-1 Class A
               6.740% 01/27/2009                       $   392,502
             Contimortgage Home Equity Loan Trust
    520,000  Series 1997-4 Class A5
               6.440% 12/15/2012                           517,780
    400,000  Series 1996-3 Class A6
               7.820% 02/15/2016                           400,945
    460,000  Ford Credit Auto Owner Trust
               Series 1998-B Class A3
               5.850% 10/15/2001                           454,124
    459,681  Green Tree Financial Corporation
               Series 1992-2 Class A4
               8.150% 01/15/2018                           470,704
                                                       -----------
             Total Asset-Backed Securities
               (Cost $2,291,407)                         2,236,055
                                                       -----------
             U. S. GOVERNMENT SECURITIES - 11.1%
             United States Treasury Bonds
    880,000  5.250% 02/15/2029 (1)                         762,330
    585,000  7.250% 05/15/2016 (1)                         630,278
     30,000  7.875% 02/15/2021                              34,677
             United States Treasury Notes
    500,000  4.250% 11/15/2003                             469,701
    485,000  5.750% 11/30/2002                             482,951
     60,000  6.000% 07/31/2002                              60,219
    225,000  6.000% 08/15/2004                             225,624
    110,000  6.875% 05/15/2006                             114,237
                                                       -----------
             Total U.S. Government Securities
               (Cost $2,836,081)                         2,780,017
                                                       -----------
             MORTGAGE-BACKED SECURITIES - 42.5%
             COLLATERALIZED MORTGAGE OBLIGATIONS -- 10.8%
 19,884,328  Bear Stearns Commercial Mortgage
               Securities, Incorporated (2)
               Series 1999-2 Class X
               0.260% 11/01/1999                           403,900
    500,000  FHLMC
               Series 1543 Class PJ
               7.000% 10/15/2022                           496,221
 12,060,447  First Union-Chase Commercial Mortgage
               Series 1999-2 Class IO
               0.908% 11/01/1999                           555,440
 PRINCIPAL
  AMOUNT                                                  VALUE
-----------                                            -----------
             FNMA
$   205,000  Series 1999-32 Class PK
               6.000% 02/25/2028                       $   191,163
    448,668  Series 1999-1 Class B
               6.500% 02/18/2004                           442,143
    670,000  LB Commercial Mortgage Trust
               Series 1998-c4 Class A1
               6.210% 10/15/2008                           619,904
                                                       -----------
                                                         2,708,771
                                                       -----------
             MORTGAGE PASS-THROUGH SECURITIES - 31.7%
             FHLMC
    540,000  6.000% 05/01/2029                             504,056
    203,631  Pool # G00432
               8.000% 01/01/2026                           207,958
             FNMA
  1,171,747  Pool # 409344
               6.000% 10/01/2013                         1,126,708
    920,000  Pool # 449149
               6.000% 12/01/2028                           857,900
    326,555  Pool # 303945
               7.000% 12/01/2010                           326,249
    414,755  Pool # 250030
               7.000% 05/01/2024                           407,497
    428,473  Pool # 303909
               7.000% 05/01/2026                           420,975
    595,000  TBA (3)
               7.500% 12/01/2099                           595,186
    422,118  Pool # 313205
               10.000% 12/01/2020                          455,360
             GNMA
    350,785  Pool # 780350
               6.500% 05/15/2009                           344,756
    430,723  Pool # 375991
               7.000% 01/15/2024                           422,646
  1,500,149  Pool # 513722
               7.000% 07/15/2029                         1,472,022
    580,000  TBA (3)
               7.500% 12/15/2099                           581,813
    177,918  Pool # 423825
               8.000% 06/15/2026                           181,921
                                                       -----------
                                                         7,905,047
                                                       -----------
             Total Mortgage-Backed Securities (Cost
               $10,723,713)                             10,613,818
                                                       -----------

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INVESTMENT GRADE INCOME FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1999

 PRINCIPAL
  AMOUNT                                                  VALUE
-----------                                            -----------
             CORPORATE BONDS - 36.9%
             INDUSTRIALS - 10.6%
$   285,000  Comdisco, Incorporated
               6.000% 01/30/2002                       $   276,913
     85,000  Electronic Data Systems Corporation
               7.450% 10/15/2029                            85,300
    275,000  IMC Global, Incorporated
               7.400% 11/01/2002                           273,911
    255,000  Kroger Company
               8.000% 09/15/2029                           253,527
    335,000  Lexmark International Group,
               Incorporated
               6.750% 05/15/2008                           313,956
    500,000  RJR Nabisco, Incorporated (2)
               7.375% 05/15/2003                           489,476
    495,000  Royal Caribbean Cruises, Limited
               8.250% 04/01/2005                           506,371
    465,000  Saks, Incorporated
               7.000% 07/15/2004                           436,984
                                                       -----------
                                                         2,636,438
                                                       -----------
             MEDIA/TELECOMMUNICATIONS - 3.6%
    260,000  J Seagram & Sons, Incorporated
               6.250% 12/15/2001                           257,050
    255,000  Time Warner, Incorporated
               6.625% 05/15/2029                           222,947
    430,000  USA Networks, Incorporated
               6.750% 11/15/2005                           410,959
                                                       -----------
                                                           890,956
                                                       -----------
             OIL - 1.0%
    245,000  Amerada Hess Corporation
               7.875% 10/01/2029                           242,856
                                                       -----------
             REITS, INSURANCE, FINANCE & BANKING - 10.9%
    250,000  AFC Capital Trust I
               8.207% 02/03/2027                           240,941
    285,000  American Financial Group, Incorporated
               7.125% 04/15/2009                           261,427
    190,000  Capital One Financial Corporation
               7.250% 05/01/2006                           182,150
    245,000  CIT Group, Incorporated
               5.875% 10/15/2008                           219,222
    400,000  Conseco, Incorporated
               6.800% 06/15/2005                           370,072
 PRINCIPAL
  AMOUNT                                                  VALUE
-----------                                            -----------
$   290,000  Countrywide Home Loan, Incorporated
               6.850% 06/15/2004                       $   285,707
    200,000  Duke Realty Limited Partnership
               6.800% 02/12/2009                           184,583
    295,000  EOP Operating Limited Partnership
               6.800% 01/15/2009                           270,233
    425,000  Ford Motor Credit Company
               6.125% 01/09/2006                           403,886
    330,000  Presidential Life Corporation
               7.875% 02/15/2009                           305,534
                                                       -----------
                                                         2,723,755
                                                       -----------
             TRANSPORTATION - 2.3%
    295,000  American Airlines, Incorporated
               Series 1999-1 Class A2
               7.024% 10/15/2009                           292,767
    300,000  Delta Air Lines, Incorporated
               6.650% 03/15/2004                           291,915
                                                       -----------
                                                           584,682
                                                       -----------
             UTILITIES - 1.6%
    250,000  Coastal Corporation
               6.375% 02/01/2009                           230,199
    155,000  Southern Union Company
               8.250% 11/15/2029                           158,483
                                                       -----------
                                                           388,682
                                                       -----------
             YANKEE BONDS - 6.9%
    325,000  Abbey National Plc
               7.950% 10/26/2029                           332,904
    375,000  Credit Suisse First Boston (2)
               7.900% 05/01/2049                           356,628
    450,000  Merita Bank (2)
               7.150% 12/29/2049                           439,005
    270,000  Quebec Province Canada
               7.500% 09/15/2029                           271,572
    320,000  Republic of Korea
               8.875% 04/15/2008                           334,344
                                                       -----------
                                                         1,734,453
                                                       -----------
             Total Corporate Bonds
               (Cost $9,448,595)                         9,201,822
                                                       -----------

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INVESTMENT GRADE INCOME FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 1999

  SHARES                                                  VALUE
-----------                                            -----------
             SHORT-TERM INVESTMENTS - 4.8%
     57,767  SSgA Money Market Fund 5.134% (4)         $    57,767
  1,145,185  SSgA U.S. Government Money Market Fund
               4.888% (4)                                1,145,185
                                                       -----------
             Total Short-Term Investments
               (Cost $1,202,952)                         1,202,952
                                                       -----------
             Total Investments
               (Cost $26,502,748) - 104.3%              26,034,664
             Liabilities in Excess of Other Assets -
               (4.3%)                                   (1,077,774)
                                                       -----------
             Total Net Assets - 100%                   $24,956,890
                                                       ===========

------------------

(1) A portion of this security has been segregated by the Custodian Bank to cover the forward commitment purchase.
(2) Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1999, these securities aggregated $1,689,009 or 6.8% of the assets of the Fund.
(3) Settlement of mortgage backed securities is on a delayed delivery basis with the final maturity to be announed (TBA) in the future. At October 31, 1999, the cost of the Fund's forward commitment purchases was $1,172,286.
(4)  Interest rate shown is 7-day yield as of October 31, 1999.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM INVESTMENT FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1999

 PRINCIPAL
  AMOUNT                                                  VALUE
-----------                                            -----------
             ASSET-BACKED SECURITIES - 49.9%
$   803,132  Banc One Auto Grantor Trust
               Series 1996-A Class A
               6.100% 10/15/02                         $   803,803
    827,986  Chase Manhattan Auto Owner Trust
               Series 1997-B Class A3
               6.350% 02/15/2001                           828,927
    532,640  Chase Manhattan RV Owner Trust
               Series 1997-A Class A5
               6.050% 11/15/04                             530,860
             Contimortgage Home Equity Loan Trust
  1,000,000    Series 1998-2 Class A3
               6.130% 06/15/2001                           993,672
  1,000,000    Series 1997-4 Class A5
               6.440% 09/15/2001                           995,731
    310,000    Series 1996-3 Class A6
               7.830% 07/15/2001                           310,732
  1,435,911  FNMA Series 1998-65 Class A1
               5.530% 09/16/2000                         1,432,091
  1,140,000  Ford Credit Auto Owner Trust
               Series 1998-B Class A3
               5.850% 12/15/1999                         1,125,439
     48,066  General Motors Acceptance Corporation
               Series 1997-A Class A
               6.500% 11/15/1999                            48,295
             Green Tree Financial Corporation
  1,503,123    Series 1993-3 Class A5
               5.750% 10/15/2018                         1,500,817
  1,450,000    Series 1998-B Class A4
               6.390% 06/18/2001                         1,433,914
  1,659,858    Series 1996-10 Class A4
               6.420% 05/15/2000                         1,657,923
  1,141,787    Series 1992-2 Class A4
               8.150% 02/15/2000                         1,169,168
    256,703    Series 1994-8 Class A4
               8.500% 04/15/2025                           263,603
    415,123  Money Store Auto Trust
               Series 1997-4 Class A2
               6.350% 3/20/04                              416,721
                                                       -----------
             Total Asset-Backed Securities
               (Cost $13,622,251)                       13,511,696
                                                       -----------
 PRINCIPAL
  AMOUNT                                                  VALUE
-----------                                            -----------
             MORTGAGE-BACKED SECURITIES - 21.2%
             COLLATERALIZED MORTGAGE OBLIGATIONS - 11.6%
$19,585,151  Bear Stearns Commercial Mortgage
               Securities, Incorporated (1)
               Series 1999-2 Class X
               0.260% 11/01/1999                       $   397,823
    132,174  FHLMC
               Series 2020 Class A
               6.250% 2/15/08                              131,907
 11,122,151  First Union-Chase Commercial Mortgage
               Series 1999-2 Class IO
               0.908% 11/01/1999                           512,227
  1,132,542  FNMA
               Series 1992-94 Class G
               7.000% 10/25/2005                         1,139,306
    931,000    Series 1992-31 Class M
               7.750% 03/25/2022                           946,900
                                                       -----------
                                                         3,128,163
                                                       -----------
             MORTGAGE PASS-THROUGH SECURITIES - 9.6%
             FNMA
  1,471,914    Pool # 303766
               7.500% 12/01/2001                         1,483,413
    556,857    Pool # 313205
               10.000% 11/25/1999                          600,710
    505,437  GNMA
               Pool # 1989
               8.500% 03/20/2000                           520,917
                                                       -----------
                                                         2,605,040
                                                       -----------
             Total Mortgage-Backed Securities
               (Cost $5,839,153)                         5,733,203
                                                       -----------
             CORPORATE BOND - 4.1%
  1,125,000  General Motors Acceptance Corporation
               MTN (2)
               6.211% 10/30/2000 (Cost $1,122,255)       1,124,055
                                                       -----------

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM INVESTMENT FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 1999

 PRINCIPAL
  AMOUNT                                                  VALUE
-----------                                            -----------
             COMMERCIAL PAPER - 21.0%
             American Express Company
$   500,000    4.780% 01/10/2000                       $   494,186
    600,000    5.160% 11/02/1999                           599,914
    300,000  Associates First Capital Corporation
               5.270% 11/04/1999                           299,868
             Ford Motor Credit Company
  1,000,000    5.210% 11/02/1999                           999,855
    300,000    5.220% 11/02/1999                           299,957
             General Electric Capital Corporation
    500,000    5.240% 11/02/1999                           499,927
    800,000    5.280% 11/05/1999                           799,179
    500,000  John Deere Capital Corporation
               5.120% 11/02/1999                           499,929
  1,200,000  Prudential Funding Corporation
               5.220% 11/03/1999                         1,199,652
                                                       -----------
             Total Commercial Paper
               (Cost $5,693,634)                         5,692,467
                                                       -----------

  SHARES                                                  VALUE
-----------                                            -----------
             SHORT-TERM INVESTMENT - 3.7%
  1,002,046  SSgA U.S. Government Money Market Fund
               4.888%(3)
               (Cost $1,002,046)                       $ 1,002,046
                                                       -----------
             Total Investments
               (Cost $27,279,339) - 99.9%               27,063,467
             Other Assets Less Liabilities - 0.1%           38,817
                                                       -----------
             Total Net Assets - 100%                   $27,102,284
                                                       ===========

------------------

(1) Pursuant to Rule 144A of the Securities Act of 1933, this security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1999, this security aggregated $397,823 or 1.5% of the assets of the Fund.
(2)  Floating rate security.
(3)  Interest rate shown is 7-day yield as of October 31, 1999.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 1999

                                LARGE            SMALL
                           CAPITALIZATION   CAPITALIZATION      MIDCAP      INVESTMENT    SHORT-TERM
                               EQUITY            VALUE          VALUE      GRADE INCOME   INVESTMENT
                                FUND             FUND            FUND          FUND          FUND
                           ---------------  ---------------  ------------  -------------  -----------
ASSETS
  Investments in
    securities, at
    value--Note 2            $69,589,346      $58,084,993    $11,240,081    $26,034,664   $27,063,467
  Dividends receivable            48,908           19,270          6,857              0             0
  Interest receivable              7,180            8,884          3,300        317,749       102,189
  Receivable for
    securities sold              647,363        2,019,651              0        115,386             0
  Receivable for Trust
    shares sold                   93,476          619,462        119,219          8,068            48
  Deferred organizational
    costs                              0                0         12,422              0             0
  Prepaid expenses                 4,456           15,102          1,871            487             0
  Due from Investment
    Advisor--Note 3                1,565                0          5,313              0         3,731
                             -----------      -----------    -----------    -----------   -----------
      Total Assets            70,392,294       60,767,362     11,389,063     26,476,354    27,169,435
LIABILITIES
  Payable for securities
    purchased                          0          295,433        122,087      1,443,010             0
  Payable for Trust
    shares redeemed               65,656           23,824          7,750         22,546             0
  Advisory fees
    payable--Note 3               29,273           69,074          8,213              0         8,927
  Shareholder servicing
    fees payable--Note 4              83              354             35              0             0
  Accounts payable and
    accrued expenses              76,343           43,631         67,863         53,908        58,224
                             -----------      -----------    -----------    -----------   -----------
      Total Liabilities          171,355          432,316        205,948      1,519,464        67,151
                             -----------      -----------    -----------    -----------   -----------
      Net Assets             $70,220,939      $60,335,046    $11,183,115    $24,956,890   $27,102,284
                             ===========      ===========    ===========    ===========   ===========
NET ASSETS
  Capital paid-in            $53,472,492      $49,636,957    $10,971,537    $26,196,362   $27,521,403
  Undistributed
    (distributions in
    excess of) net
    investment income             76,906         (229,129)         1,706         13,399         9,205
  Accumulated net
    realized gain (loss)
    on investments             4,539,221        2,432,294       (379,009)      (784,787)     (212,452)
  Net unrealized
    appreciation
    (depreciation) of
    investments               12,132,320        8,494,924        588,881       (468,084)     (215,872)
                             -----------      -----------    -----------    -----------   -----------
      Net Assets             $70,220,939      $60,335,046    $11,183,115    $24,956,890   $27,102,284
                             ===========      ===========    ===========    ===========   ===========
INVESTOR SHARES:
  Net Assets                 $70,168,672      $60,206,344    $11,179,401    $24,956,890   $27,102,284
  Net asset value,
    offering and
    redemption price per
    share                    $     14.58      $     13.10    $     10.88    $      9.06   $      9.74
      Total shares
        outstanding at
        end of period          4,813,987        4,594,544      1,027,132      2,753,564     2,781,248
ADVISOR SHARES:
  Net Assets                 $    52,267      $   128,702    $     3,714    $         0   $         0
  Net asset value,
    offering and
    redemption price per
    share                    $     14.55      $     12.99    $     10.86    $      0.00         N/A(1)
      Total shares
        outstanding at
        end of period              3,592            9,904            342              0         N/A(1)
      Cost of securities     $57,457,026      $49,590,069    $10,651,200    $26,502,748   $27,279,339

------------------

(1)  See Note 1.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1999

                                LARGE             SMALL
                            CAPITALIZATION   CAPITALIZATION       MIDCAP          INVESTMENT       SHORT-TERM
                                EQUITY            VALUE            VALUE         GRADE INCOME      INVESTMENT
                                 FUND             FUND             FUND              FUND             FUND
                           ----------------  ---------------  ---------------  ----------------  ---------------
INVESTMENT INCOME
  Dividend income          $       743,599   $      534,780   $       128,031  $             0   $             0
  Interest income                   63,422          102,492            24,533        1,779,638         1,744,684
  Foreign taxes withheld                 0                0              (131)            (167)                0
                           ----------------  ---------------  ---------------  ----------------  ---------------
      Total Income                 807,021          637,272           152,433        1,779,471         1,744,684
EXPENSES
  Investment advisory
    fees--Note 3                   518,439          628,271           103,995          135,703           111,813
  Shareholder servicing
    fees--Note 4                        82              298                35                0                 0
  Administrative
    fees--Note 3                    81,899           78,559            16,530           34,405            36,320
  Custodian fees                    40,213           83,600            53,955           44,399            38,100
  Audit fees                        18,001           18,001            17,999           17,999            18,001
  Legal fees                        19,999           20,000            19,999           20,000            19,999
  Printing expenses                 10,000           10,000             7,515           10,000            10,000
  Trustees fees--Note 5              7,519            8,331             1,295            2,952             3,800
  Transfer agent fees              117,655          138,999            32,175           36,700            68,022
  Organizational expenses            6,139            6,066             5,715            6,479             4,045
  Registration fees                 20,185           16,000            20,437           17,195            17,636
  Insurance                          5,835            6,466             1,007            2,751             2,943
  Other                              3,461            4,308             1,663            2,467             2,866
                           ----------------  ---------------  ---------------  ----------------  ---------------
      Total Expenses               849,427        1,018,899           282,320          331,050           333,545
  Expenses borne by
    Investment
    Adviser--Note 3                (24,946)         (25,751)         (125,949)               0           (45,235)
  Expenses waived by
    Investment
    Adviser--Note 3               (172,805)               0                 0         (135,703)                0
                           ----------------  ---------------  ---------------  ----------------  ---------------
      Net Expenses                 651,676          993,148           156,371          195,347           288,310
                           ----------------  ---------------  ---------------  ----------------  ---------------
      Net Investment
        Income (Loss)              155,345         (355,876)           (3,938)       1,584,124         1,456,374
                           ----------------  ---------------  ---------------  ----------------  ---------------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS
  Net realized gain
    (loss) on investments        5,187,928        3,167,389           993,461         (767,652)          (94,336)
  Change in net
    unrealized
    appreciation
    (depreciation) of
    investments                  8,769,491         (793,982)          295,984       (1,029,249)         (354,992)
                           ----------------  ---------------  ---------------  ----------------  ---------------
  Net Gain (Loss)               13,957,419        2,373,407         1,289,445       (1,796,901)         (449,328)
                           ----------------  ---------------  ---------------  ----------------  ---------------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS          $    14,112,764   $    2,017,531   $     1,285,507  $      (212,777)  $     1,007,046
                           ================  ===============  ===============  ================  ===============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                           LARGE CAPITALIZATION EQUITY FUND
                           ---------------------------------
                              Year Ended       Year Ended
                               10/31/99         10/31/98
                           ----------------  ---------------
INCREASE (DECREASE) IN
  NET ASSETS
  From operations:
    Net investment income
      (loss)                 $    155,345      $   205,818
    Net realized gain
      (loss) on
      investments               5,187,928       17,791,908
    Change in net
      unrealized
      appreciation
      (depreciation) of
      investments               8,769,491       (7,399,855)
                             ------------      -----------
  Net increase (decrease)
    in net assets
    resulting from
    operations                 14,112,764       10,597,871
  Net equalization
    credits                             0                0
  Dividends and
    distributions to
    Investor
    Shareholders:
    From net investment
      income                     (180,868)        (267,881)
    From net realized
      capital gains           (13,211,192)      (8,235,872)
  Dividends and
    distributions to
    Advisor Shareholders:
    From net investment
      income                            0                0
    From net realized
      capital gains                     0                0
  Net increase (decrease)
    from Investor share
    transactions                8,757,128       13,048,089
  Net increase (decrease)
    from Advisor share
    transactions                   48,660                0
                             ------------      -----------
    TOTAL INCREASE
      (DECREASE)                9,526,492       15,142,207
NET ASSETS
  Beginning of period          60,694,447       45,552,240
                             ------------      -----------
  End of period              $ 70,220,939      $60,694,447
                             ============      ===========
Including undistributed
  (distributions in
  excess of) net
  investment income          $     76,906      $   121,839

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                           SMALL CAPITALIZATION VALUE FUND
                           -------------------------------
                             Year Ended      Year Ended
                              10/31/99        10/31/98
                           --------------  ---------------
INCREASE (DECREASE) IN
  NET ASSETS
  From operations:
    Net investment income
      (loss)                $  (355,876)    $   (123,184)
    Net realized gain
      (loss) on
      investments             3,167,389        1,642,336
    Change in net
      unrealized
      appreciation
      (depreciation) of
      investments              (793,982)     (13,419,656)
                            -----------     ------------
  Net increase (decrease)
    in net assets
    resulting from
    operations                2,017,531      (11,900,504)
  Net equalization
    credits                           0                0
  Dividends and
    distributions to
    Investor
    Shareholders:
    From net investment
      income                          0                0
    From net realized
      capital gains          (1,240,172)     (14,815,244)
  Dividends and
    distributions to
    Advisor Shareholders:
    From net investment
      income                          0                0
    From net realized
      capital gains              (1,465)          (3,017)
  Net increase (decrease)
    from Investor share
    transactions             (8,380,105)      (2,176,361)
  Net increase (decrease)
    from Advisor share
    transactions                 76,649           (7,484)
                            -----------     ------------
    TOTAL INCREASE
      (DECREASE)             (7,527,562)     (28,902,610)
NET ASSETS
  Beginning of period        67,862,608       96,765,218
                            -----------     ------------
  End of period             $60,335,046     $ 67,862,608
                            ===========     ============
Including undistributed
  (distributions in
  excess of) net
  investment income         $  (229,129)    $          0

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                              MIDCAP VALUE FUND
                           ------------------------
                           Year Ended   Year Ended
                            10/31/99     10/31/98
                           -----------  -----------
INCREASE (DECREASE) IN
  NET ASSETS
  From operations:
    Net investment income
      (loss)               $    (3,938) $    (7,338)
    Net realized gain
      (loss) on
      investments              993,461   (1,230,448)
    Change in net
      unrealized
      appreciation
      (depreciation) of
      investments              295,984      234,550
                           -----------  -----------
  Net increase (decrease)
    in net assets
    resulting from
    operations               1,285,507   (1,003,236)
  Net equalization
    credits                          0            0
  Dividends and
    distributions to
    Investor
    Shareholders:
    From net investment
      income                    (4,932)           0
    From net realized
      capital gains                  0            0
  Dividends and
    distributions to
    Advisor Shareholders:
    From net investment
      income                         0            0
    From net realized
      capital gains                  0            0
  Net increase (decrease)
    from Investor share
    transactions              (584,251)   1,421,327
  Net increase (decrease)
    from Advisor share
    transactions                     0        3,184
                           -----------  -----------
    TOTAL INCREASE
      (DECREASE)               696,324      421,275
NET ASSETS
  Beginning of period       10,486,791   10,065,516
                           -----------  -----------
  End of period            $11,183,115  $10,486,791
                           ===========  ===========
Including undistributed
  (distributions in
  excess of) net
  investment income        $     1,706  $     4,932

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                           INVESTMENT GRADE INCOME FUND
                           ----------------------------
                            Year Ended     Year Ended
                             10/31/99       10/31/98
                           -------------  -------------
INCREASE (DECREASE) IN
  NET ASSETS
  From operations:
    Net investment income
      (loss)                $ 1,584,124    $ 1,478,965
    Net realized gain
      (loss) on
      investments              (767,652)       937,282
    Change in net
      unrealized
      appreciation
      (depreciation) of
      investments            (1,029,249)      (316,048)
                            -----------    -----------
  Net increase (decrease)
    in net assets
    resulting from
    operations                 (212,777)     2,100,199
  Net equalization
    (debits) credits             (7,624)         2,797
  Dividends and
    distributions to
    Investor
    Shareholders:
    From net investment
      income                 (1,589,130)    (1,482,588)
    From net realized
      capital gains            (875,449)             0
  Dividends and
    distributions to
    Advisor Shareholders:
    From net investment
      income                          0              0
    From net realized
      capital gains                   0              0
  Net increase (decrease)
    from Investor share
    transactions               (491,917)       830,443
  Net increase (decrease)
    from Advisor share
    transactions                      0              0
                            -----------    -----------
    TOTAL INCREASE
      (DECREASE)             (3,176,897)     1,450,851
NET ASSETS
  Beginning of period        28,133,787     26,682,936
                            -----------    -----------
  End of period             $24,956,890    $28,133,787
                            ===========    ===========
Including undistributed
  (distributions in
  excess of) net
  investment income         $    13,399    $    12,850

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                           SHORT-TERM INVESTMENT FUND
                           --------------------------
                            Year Ended    Year Ended
                             10/31/99      10/31/98
                           ------------  ------------
INCREASE (DECREASE) IN
  NET ASSETS
  From operations:
    Net investment income
      (loss)               $ 1,456,374   $ 1,328,646
    Net realized gain
      (loss) on
      investments              (94,336)          (74)
    Change in net
      unrealized
      appreciation
      (depreciation) of
      investments             (354,992)      113,160
                           -----------   -----------
  Net increase (decrease)
    in net assets
    resulting from
    operations               1,007,046     1,441,732
  Net equalization
    credits                          0             0
  Dividends and
    distributions to
    Investor
    Shareholders:
    From net investment
      income                (1,456,374)   (1,334,421)
    From net realized
      capital gains                  0             0
  Dividends and
    distributions to
    Advisor Shareholders:
    From net investment
      income                         0             0
    From net realized
      capital gains                  0             0
  Net increase (decrease)
    from Investor share
    transactions            (2,502,606)    2,600,601
  Net increase (decrease)
    from Advisor share
    transactions                     0             0
                           -----------   -----------
    TOTAL INCREASE
      (DECREASE)            (2,951,934)    2,707,912
NET ASSETS
  Beginning of period       30,054,218    27,346,306
                           -----------   -----------
  End of period            $27,102,284   $30,054,218
                           ===========   ===========
Including undistributed
  (distributions in
  excess of) net
  investment income        $     9,205   $    (3,572)

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER LARGE CAPITALIZATION EQUITY FUND--INVESTOR SHARES
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS--INVESTOR SHARES

    For an Investor Share Outstanding Throughout the Period

                                                Year Ended October 31,
                             -------------------------------------------------------------
                               1999         1998         1997         1996         1995
------------------------------------------------------------------------------------------
Net Asset Value at
  Beginning of Period         $ 14.75     $  14.48      $ 12.18      $ 11.12      $  9.45
                              -------     --------      -------      -------      -------
Income from Investment
  Operations:
  Net Investment Income          0.03(1)      0.05(1)      0.10         0.11         0.11(1)
  Net Realized and
    Unrealized Gain
    (Loss) on Investments        3.01         2.95         3.04         1.92         1.63
                              -------     --------      -------      -------      -------
Total from Investment
  Operations                     3.04         3.00         3.14         2.03         1.74
                              -------     --------      -------      -------      -------
Less Distributions:
  From Net Investment
    Income                      (0.04)       (0.09)       (0.11)       (0.13)       (0.07)
  From Net Realized
    Capital Gains               (3.17)       (2.64)       (0.73)       (0.84)        0.00
                              -------     --------      -------      -------      -------
Total Distributions             (3.21)       (2.73)       (0.84)       (0.97)       (0.07)
                              -------     --------      -------      -------      -------
Net Asset Value at End of
  Period                      $ 14.58     $  14.75      $ 14.48      $ 12.18      $ 11.12
                              =======     ========      =======      =======      =======
Total Return                   23.35%       23.91%       26.18%       19.30%       18.63%

Ratios & Supplemental
  Data
  Net Assets at End of
    Period (000's)            $70,169     $ 60,694      $45,552      $42,905      $38,088
  Ratio of Operating
    Expenses to Average
    Net Assets                  0.94%(1)     1.04%(1)     1.23%        1.26%        1.40%(1)
  Ratio of Net Investment
    Income to Average Net
    Assets                      0.23%        0.36%        0.63%        0.94%        1.27%
Portfolio Turnover Rate        99.56%      161.11%       64.91%       56.83%       83.15%

--------------

(1) Net Investment Income is after reimbursement of certain expenses and/or a management fee waiver by the Investment Adviser (See Note 3 to the Trust's financial statements.) Had the Investment Adviser not undertaken to pay, reimburse or waive expenses related to the Fund, the Net Investment Income per share and Ratio of Operating Expenses to Average Net Assets would have been as follows: 1999-- $0.00 and 1.19%, 1998--$0.03 and 1.20%, 1995--$0.11
     and 1.45%, respectively.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER LARGE CAPITALIZATION EQUITY FUND--ADVISOR SHARES
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS--ADVISOR SHARES

    For an Advisor Share Outstanding Throughout the Period

                                                            For the
                                                         Period Ended
                                                     October 31, 1999 (1)
---------------------------------------------------------------------------
Net Asset Value at Beginning of Period                 $           13.35
                                                       -----------------
Income from Investment Operations:
  Net Investment Income                                            (0.01)(2)
  Net Realized and Unrealized Gain (Loss) on
    Investments                                                     1.21
                                                       -----------------
Total from Investment Operations                                    1.20
                                                       -----------------
Less Distributions:
  From Net Investment Income                                        0.00
  From Net Realized Capital Gains                                   0.00
                                                       -----------------
Total Distributions                                                 0.00
                                                       -----------------
Net Asset Value at End of Period                       $           14.55
                                                       =================

Total Return                                                        8.99%(3)

Ratios & Supplemental Data
  Net Assets at End of Period (000's)                  $              52
  Ratio of Operating Expenses to Average Net
    Assets                                                          1.19%(2)(4)
  Ratio of Net Investment Income to Average Net
    Assets                                                         (0.13)%(4)
Portfolio Turnover Rate                                            99.56%(5)

--------------

(1) For the period January 19, 1999 (initial offering date of Advisor Shares of the Fund) through October 31, 1999.
(2) Net Investment Income is after reimbursement of certain expenses and/or a management fee waiver by the Investment Adviser (See Note 3 to the Trust's financial statements.) Had the Investment Adviser not undertaken to pay, reimburse or waive expenses related to the Fund, the Net Investment Income per share and Ratio of Operating Expenses to Average Net Assets would have been as follows:
     1999--$(6.98) and 76.86%, respectively.
(3)  Not annualized.
(4)  Annualized.
(5) Represents the Fund's portfolio turnover rate for the entire year ended October 31, 1999.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND--INVESTOR SHARES
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS--INVESTOR SHARES

    For an Investor Share Outstanding Throughout the Period

                                                Year Ended October 31,
                             -------------------------------------------------------------
                               1999         1998         1997         1996         1995
------------------------------------------------------------------------------------------
Net Asset Value at
  Beginning of Period         $ 12.91     $  17.67      $ 13.05      $ 10.77      $  9.77
                              -------     --------      -------      -------      -------
Income from Investment
  Operations:
  Net Investment Income
    (Loss)                      (0.08)       (0.02)       (0.05)       (0.05)       (0.03)(1)
  Net Realized and
    Unrealized Gain
    (Loss) on Investments        0.51        (2.05)        5.65         2.34         1.03
                              -------     --------      -------      -------      -------
Total from Investment
  Operations                     0.43        (2.07)        5.60         2.29         1.00
                              -------     --------      -------      -------      -------
Less Distributions:
  From Net Realized
    Capital Gains               (0.24)       (2.69)       (0.98)       (0.01)        0.00
                              -------     --------      -------      -------      -------
Total Distributions             (0.24)       (2.69)       (0.98)       (0.01)        0.00
                              -------     --------      -------      -------      -------
Net Asset Value at End of
  Period                      $ 13.10     $  12.91      $ 17.67      $ 13.05      $ 10.77
                              =======     ========      =======      =======      =======
Total Return                    3.40%     (13.29)%       48.46%       21.17%       10.27%

Ratios & Supplemental
  Data
  Net Assets at End of
    Period (000's)            $60,206     $ 67,814      $96,709      $48,614      $47,929
  Ratio of Operating
    Expenses to Average
    Net Assets                  1.50%        1.29%        1.32%        1.43%        1.56%(1)
  Ratio of Net Investment
    Income to Average Net
    Assets                    (0.54)%      (0.14)%      (0.36)%      (0.34)%      (0.29)%
Portfolio Turnover Rate       101.72%       87.51%       77.48%       81.63%       45.74%

--------------

(1) Net Investment Income (Loss) is after reimbursement of certain expenses by the Investment Adviser. (See Note 3 to the Trust's financial statements.) Had the Investment Adviser not undertaken to pay or reimburse expenses related to the Fund, the Net Investment Income per share and Ratio of Operating Expenses to Average Net Assets would have been as follows:
     1995--$(0.03) and 1.62%, respectively.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND--ADVISOR SHARES
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS--ADVISOR SHARES

    For an Advisor Share Outstanding Throughout the Period

                                              Year Ended
                                             October 31,           Period Ended
                                       ------------------------    October 31,
                                          1999          1998         1997 (1)
-------------------------------------------------------------------------------
Net Asset Value at Beginning of
  Period                               $   12.86     $   17.67      $   18.29
                                       ---------     ---------      ---------
Income from Investment Operations:
  Net Investment Income (Loss)             (0.11)(2)     (0.02)(2)      (0.01)
  Net Realized and Unrealized Gain
    (Loss) on Investments                   0.48         (2.10)         (0.61)
                                       ---------     ---------      ---------
Total from Investment Operations            0.37         (2.12)         (0.62)
                                       ---------     ---------      ---------
Less Distributions:
  From Net Realized Capital Gains          (0.24)        (2.69)          0.00
                                       ---------     ---------      ---------
Total Distributions                        (0.24)        (2.69)          0.00
                                       ---------     ---------      ---------
Net Asset Value at End of Period       $   12.99     $   12.86      $   17.67
                                       =========     =========      =========
Total Return                               2.94%      (13.63)%     (3.39)%(3)

Ratios & Supplemental Data
  Net Assets at End of Period
    (000's)                            $     129     $      49      $      56
  Ratio of Operating Expenses to
    Average Net Assets                     1.75%(2)      1.54%(2)       1.46%(4)
  Ratio of Net Investment Income to
    Average Net Assets                   (0.84)%       (0.42)%          0.63%(4)
Portfolio Turnover Rate                  101.72%        87.51%         77.48%(5)

--------------

(1) For the period September 26, 1997 (initial offering date of Advisor Shares of the Fund) through October 31, 1997.
(2) Net Investment Loss is after reimbursement of certain expenses by the Investment Adviser. (See Note 3 to the Trust's financial statements.) Had the Investment Adviser not undertaken to pay or reimburse expenses related to the Fund, the Net Investment Income per share and Ratio of Operating Expenses to Average Net Assets would have been as follows: 1999--$(2.71) and 23.27%, 1998--$(3.68) and 77.44%, respectively.
(3)  Not annualized.
(4)  Annualized.
(5) Represents the Fund's portfolio turnover rate for the entire fiscal year ended October 31, 1997.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND--INVESTOR SHARES
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS--INVESTOR SHARES

    For an Investor Share Outstanding Throughout the Period

                                             Year Ended
                                            October 31,            Period
                                       ----------------------    October 31,
                                         1999         1998        1997 (1)
----------------------------------------------------------------------------
Net Asset Value at Beginning of
  Period                               $   9.72     $  10.36       $  10.00
                                       --------     --------       --------
Income from Investment Operations:
  Net Investment Income (Loss) (2)         0.00        (0.01)          0.00
  Net Realized and Unrealized Gain
    (Loss) on Investments                  1.16        (0.63)          0.36
                                       --------     --------       --------
Total from Investment Operations           1.16        (0.64)          0.36
                                       --------     --------       --------
Less Distributions:
  From Net Realized Capital Gains          0.00         0.00           0.00
                                       --------     --------       --------
Total Distributions                        0.00         0.00           0.00
                                       --------     --------       --------
Net Asset Value at End of Period       $  10.88     $   9.72       $  10.36
                                       ========     ========       ========
Total Return                             11.98%      (6.18)%          3.60%(3)

Ratios & Supplemental Data
  Net Assets at End of Period
    (000's)                            $ 11,179     $ 10,484       $ 10,066
  Ratio of Operating Expenses to
    Average Net Assets (2)                1.35%        1.35%          1.35%(4)
  Ratio of Net Investment Income to
    Average Net Assets                  (0.03)%      (0.06)%        (0.13)%(4)
Portfolio Turnover Rate                 174.98%      165.62%         11.96%(3)

--------------

(1) For the period August 1, 1997 (commencement of investment operations) through October 31, 1997.
(2) Net Investment Income (Loss) is after reimbursement of certain expenses by the Investment Adviser (See Note 3 to the Trust's financial statements.) Had the Investment Adviser not undertaken to pay or reimburse expenses related to the Fund, the Net Investment Income per share and Ratio of Operating Expenses to Average Net Assets would have been as follows:
     1999--$(0.11) and 2.28%, 1998--$(0.12) and 2.47%, 1997--$(0.06) and 4.33%,
     respectively.
(3)  Not annualized.
(4)  Annualized.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND--ADVISOR SHARES
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS--ADVISOR SHARES

    For an Advisor Share Outstanding Throughout the Period

                                            Year Ended     Period Ended
                                            October 31,    October 31,
                                               1999          1998 (1)
-----------------------------------------------------------------------
Net Asset Value at Beginning of Period       $   9.72        $   9.30
                                             --------        --------
Income from Investment Operations:
  Net Investment Loss (2)                       (0.03)          (0.00)
  Net Realized and Unrealized Gain on
    Investments                                  1.17            0.42
                                             --------        --------
Total from Investment Operations                 1.14            0.42
                                             --------        --------
Less Distributions:
  From Net Realized Capital Gains                0.00            0.00
                                             --------        --------
Total Distributions                              0.00            0.00
                                             --------        --------
Net Asset Value at End of Period             $  10.86        $   9.72
                                             ========        ========
Total Return                                   11.73%           4.52%(3)

Ratios & Supplemental Data
  Net Assets at End of Period (000's)        $      4        $      3
  Ratio of Operating Expenses to Average
    Net Assets (2)                              1.60%           1.60%(4)
  Ratio of Net Investment Income to
    Average Net Assets                        (0.28)%         (1.06)%(4)
Portfolio Turnover Rate                       174.98%         165.62%(5)

--------------

(1) For the period October 23, 1998 (initial offering date of Advisor Shares of the Fund) through October 31, 1998.
(2) Net Investment Loss is after reimbursement of certain expenses by the Investment Adviser (See Note 3 to the Trust's financial statements.) Had the Investment Adviser not undertaken to pay or reimburse expenses related to the Fund, the Net Investment Income per share and Ratio of Operating Expenses to Average Net Assets would have been as follows: 1999--$(55.97) and 517.02%, 1998--$(1.38) and 671.68%, respectively.
(3)  Not annualized.
(4)  Annualized.
(5) Represents the Fund's portfolio turnover rate for the entire fiscal year ended October 31, 1998.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INVESTMENT GRADE INCOME FUND--INVESTOR SHARES
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS--INVESTOR SHARES

    For an Investor Share Outstanding Throughout the Period

                                                Year Ended October 31,
                             -------------------------------------------------------------
                               1999         1998         1997         1996         1995
------------------------------------------------------------------------------------------
Net Asset Value at
  Beginning of Period        $  10.00     $   9.77      $  9.70      $  9.93     $   9.14
                             --------     --------      -------      -------     --------
Income from Investment
  Operations:
  Net Investment
    Income (1)                   0.55         0.54         0.49         0.53         0.59
  Net Realized and
    Unrealized Gain
    (Loss) on Investments       (0.62)        0.23         0.16        (0.11)        0.79
                             --------     --------      -------      -------     --------
Total from Investment
  Operations                    (0.07)        0.77         0.65         0.42         1.38
                             --------     --------      -------      -------     --------
Less Distributions:
  From Net Investment
    Income                      (0.56)       (0.54)       (0.49)       (0.53)       (0.59)
  From Net Realized
    Capital Gains               (0.31)        0.00        (0.09)       (0.12)        0.00
                             --------     --------      -------      -------     --------
Total Distributions             (0.87)       (0.54)       (0.58)       (0.65)       (0.59)
                             --------     --------      -------      -------     --------
Net Asset Value at End of
  Period                     $   9.06     $  10.00      $  9.77      $  9.70     $   9.93
                             ========     ========      =======      =======     ========
Total Return                  (0.78)%        8.10%        7.68%        4.38%       15.62%

Ratios & Supplemental
  Data
  Net Assets at End of
    Period (000's)           $ 24,957     $ 28,134      $26,683      $23,708     $ 23,704
  Ratio of Operating
    Expenses to Average
    Net Assets (1)              0.72%        0.89%        1.12%        1.12%        1.06%
  Ratio of Net Investment
    Income to Average Net
    Assets                      5.81%        5.47%        5.58%        5.46%        6.35%
Portfolio Turnover Rate       300.53%      112.69%       43.65%       68.76%      113.50%

--------------

(1) Net Investment Income is after reimbursement of certain expenses and/or a management fee waiver by the Investment Adviser (See Note 3 to the Trust's financial statements.) Had the Investment Adviser not undertaken to pay, reimburse or waive expenses related to the Fund, the Net Investment Income per share and Ratio of Operating Expenses to Average Net Assets would have been as follows: 1999-- $0.50 and 1.22%, 1998--$0.51 and 1.25%, 1997--$0.47
     and 1.33%, 1996--$0.52 and 1.24%, 1995--$0.56 and 1.50%, respectively.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM INVESTMENT FUND--INVESTOR SHARES
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS--INVESTORS SHARES

    For an Investor Share Outstanding Throughout the Period

                                                Year Ended October 31,
                             -------------------------------------------------------------
                               1999         1998         1997         1996         1995
------------------------------------------------------------------------------------------
Net Asset Value at
  Beginning of Period         $  9.90     $   9.87      $  9.87     $   9.88      $  9.88
                              -------     --------      -------     --------      -------
Income from Investment
  Operations:
  Net Investment Income          0.51(1)      0.46(1)      0.46(1)      0.45         0.49(1)
  Net Realized and
    Unrealized Gain
    (Loss) on Investments       (0.16)        0.03        (0.00)        0.00         0.00
                              -------     --------      -------     --------      -------
Total from Investment
  Operations                     0.35         0.49         0.46         0.45         0.49
                              -------     --------      -------     --------      -------
Less Distributions:
  From Net Investment
    Income                      (0.51)       (0.46)       (0.46)       (0.45)       (0.49)
  In Excess of Net
    Investment Income            0.00         0.00         0.00        (0.01)        0.00
                              -------     --------      -------     --------      -------
Total Distributions             (0.51)       (0.46)       (0.46)       (0.46)       (0.49)
                              -------     --------      -------     --------      -------
Net Asset Value at End of
  Period                      $  9.74     $   9.90      $  9.87     $   9.87      $  9.88
                              =======     ========      =======     ========      =======
Total Return                    3.62%        5.09%        4.74%        4.63%        5.02%

Ratios & Supplemental
  Data
  Net Assets at End of
    Period (000's)            $27,102     $ 30,054      $27,346     $ 30,527      $33,936
  Ratio of Operating
    Expenses to Average
    Net Assets                  1.03%(1)     1.03%(1)     1.03%(1)     1.00%        0.95%(1)
  Ratio of Net Investment
    Income to Average Net
    Assets                      5.21%        4.65%        4.64%        4.50%        4.91%
Portfolio Turnover Rate        92.23%       92.95%       65.57%      154.66%       27.86%

--------------

(1) Net Investment Income is after reimbursement of certain expenses by the Investment Adviser (See Note 3 to the Trust's financial statements.) Had the Investment Adviser not undertaken to pay or reimburse expenses related to the Fund, the Net Investment Income per share and Ratio of Operating Expenses to Average Net Assets would have been as follows: 1999--$0.49 and 1.19%, 1998--$0.45 and 1.12%, 1997--$0.46 and 1.05%, 1995--$0.47 and 1.08%,
     respectively.

                       See notes to financial statements.

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                                       42

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SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
NOTE 1. ORGANIZATION

      Schroder Series Trust (the "Trust"), is an open-end series management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 6, 1993. The Trust has an unlimited number of authorized shares, which are divided into five separate investment portfolios--Schroder Large Capitalization Equity Fund, Schroder Small Capitalization Value Fund, Schroder MidCap Value Fund, Schroder Investment Grade Income Fund and Schroder Short-Term Investment Fund (collectively, the "Funds"). The Funds (except Schroder Short-Term Investment Fund) are presently authorized to issue two classes of shares--"Investor Shares" and "Advisor Shares." As of October 31, 1999, each Fund had Investor Shares outstanding and Schroder Large Capitalization Equity Fund, Schroder Small Capitalization Value Fund and Schroder MidCap Value Fund had Advisor Shares outstanding.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      The following is a summary of significant accounting policies followed by the Funds which are in conformity with generally accepted accounting principles.

  VALUATION OF INVESTMENTS

      Equity securities traded on a national securities exchange are valued at their last reported sale price on the principal exchange. In the absence of sales that day, such securities are valued at the mean of the closing bid and ask prices ("mid-market price") or, if none, the last sales price on the preceding trading day. Securities traded in over-the-counter markets are valued at the most recently reported mid-market price. Debt securities with remaining maturities of more than 60 days are valued on the basis of valuations provided by pricing services that determine valuations for normal institutional size trading units of debt securities, or through obtaining independent quotes from market makers. Short-term debt instruments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value unless the investment adviser believes another valuation is more appropriate. Securities for which current market quotations are not readily available are valued at fair value as determined in accordance with procedures approved by the Board of Trustees of the Trust ("Trustees").

  REPURCHASE AGREEMENTS

      When entering into repurchase agreements, it is each Fund's policy that the Fund take into its possession, through its custodian, the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

  INVESTMENT TRANSACTIONS

      Investment security transactions are recorded as of trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost.

  INVESTMENT INCOME

      Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  EXPENSES

      Expenses are recorded on the accrual basis. Most of the expenses of the Trust can be directly attributed to a specific Fund and/or class of shares. Expenses not directly attributed to a specific Fund and/or class of shares are allocated among the Funds and/or classes of shares in such a manner as deemed equitable by Schroder Investment Management North America Inc. ("SIMNA"), investment adviser to the Trust, or the Trustees.

  DISTRIBUTIONS TO SHAREHOLDERS

      Distributions to shareholders from net investment income are declared and distributed at least annually for Schroder Large Capitalization Equity Fund, Schroder Small Capitalization Value Fund and Schroder MidCap Value Fund; declared and distributed monthly for Schroder Investment Grade Income Fund; and declared daily and distributed monthly for Schroder Short-Term Investment Fund. Distributions from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

      With respect to each Fund that currently offers two classes of shares, investment income, common expenses of a Fund, and gains/losses on investments are allocated to both classes of a Fund based on the respective daily net assets of each class of such Fund. Shareholder servicing fees related to Advisor Shares are charged directly to that class. Neither class has preferential dividend rights. Income dividends, if any, paid by a Fund on its two classes of shares will normally differ in amount due to the differing expenses borne by each class.

  DEFERRED ORGANIZATION COSTS

      Costs and expenses of the Funds paid by SIMNA and its affiliates in connection with the organization of the Funds and the initial public offering of their shares have been deferred by the Funds and are being amortized on a straight-line basis from the date operations commenced over a period that it is expected a benefit will be realized, not to exceed five years. Except for Schroder MidCap Value Fund, each of the Funds has fully amortized such amounts. SIMNA has agreed with respect to each of the Funds that, if any of the initial shares of a Fund are redeemed during such amortization period by any holder thereof, the redemption proceeds will be reduced for any unamortized organization expenses in the same ratio as the number of shares redeemed bears to the number of initial shares held at the time of redemption. For this purpose, SIMNA has specified that its initial investment in the Schroder MidCap Value Fund was in the amount of $100,000.

  EQUALIZATION

      Schroder Investment Grade Income Fund follows an accounting practice known as equalization by which a portion of the proceeds from sales and costs of redemptions of Fund shares equivalent, on a per share basis, to the amount of undistributed net investment income on the date of the transaction is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales and redemptions of the Fund's shares.

  FEDERAL INCOME TAXES

      It is the policy of the Trust for each Fund to qualify as a "regulated investment company" by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that, among other things, they distribute substantially all of their taxable income, including realized capital gains, for the fiscal year. In addition, by distributing during each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, the Funds will not be subject to a federal excise tax.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      As of October 31, 1999, the Funds listed below had net tax basis capital loss carryforwards, for Federal income tax purposes, that may be applied against taxable gains until their expiration date as follows.

                                                      EXPIRATION
                                                         DATES
FUND                                        AMOUNT    OCTOBER 31,
----                                      ----------  -----------
Schroder MidCap Value Fund                $  280,206      2006
Schroder Investment Grade Income Fund        782,503      2007
Schroder Short-Term Investment Fund          104,408      2004
Schroder Short-Term Investment Fund            4,553      2005
Schroder Short-Term Investment Fund            2,632      2006
Schroder Short-Term Investment Fund          100,859      2007

      Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for Real Estate Mortgage Investment Conduit (REMIC), paydowns and losses deferred due to wash sales and excise tax regulations.

NOTE 3. INVESTMENT ADVISORY FEES AND ADMINISTRATION AGREEMENT

      The Trust has entered into an investment advisory agreement with SIMNA. Under the agreement, SIMNA provides investment management services, and is entitled to receive for its services compensation monthly at the following annual rates based on average daily net assets of each Fund taken separately:
  0.75% for Schroder Large Capitalization Equity Fund; 0.95% for Schroder Small Capitalization Value Fund; 0.90% for Schroder MidCap Value Fund; 0.50% for Schroder Investment Grade Income Fund; and 0.40% for Schroder Short-Term Investment Fund.

      Throughout the fiscal period SIMNA was contractually obligated to waive a portion of the investment advisory fees it was entitled to receive from Schroder Large Capitalization Equity Fund and from Schroder Investment Grade Income Fund. As a result, during the period of the waiver, Schroder Large Capitalization Equity Fund paid investment advisory fees to SIMNA at the annual rate of 0.50% of the Fund's average daily net assets, and Schroder Investment Grade Income Fund paid no investment advisory fees.

      In addition, throughout the fiscal period SIMNA was contractually obligated to reduce its compensation and, if necessary, to pay certain expenses of each of the Funds to the extent that a Fund's total operating expenses attributable to its Investor Shares and its Advisor Shares exceed the following annual rates: 1.55% and 1.80% of average daily net assets attributable to Investor Shares and Advisor Shares, respectively, of Schroder Large Capitalization Equity Fund; 1.70% and 1.95% of average daily net assets attributable to Investor Shares and Advisor Shares, respectively, of Schroder Small Capitalization Value Fund; 1.35% and 1.60% of average daily net assets attributable to Investor Shares and Advisor Shares, respectively, of Schroder MidCap Value Fund; 1.12% and 1.37% of average daily net assets attributable to Investor Shares and Advisor Shares, respectively, of Schroder Investment Grade Income Fund; and 1.03% of average daily net assets attributable to Investor Shares of Schroder Short-Term Investment Fund. The Trust paid all expenses not assumed by SIMNA, including Trustees' fees, auditing, legal, custodial, and shareholder servicing and shareholder reporting expenses. It is anticipated that SIMNA will continue these fee waivers and expense reimbursements throughout the current fiscal year.

      Until July 1, 1999, Schroder Capital Management Inc. ("SCM") served as investment adviser to the Trust. On that date, SCM merged into SIMNA, a newly organized Delaware Corporation. SCM and SIMNA are both wholly owned subsidiaries of Schroder U.S. Holdings Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      The Trust has also entered into an Administration Agreement with State Street Bank and Trust Company ("State Street"). Under the Administration Agreement, the Trust pays compensation to State Street at the following annual rates based on the average daily net assets of each Fund taken separately:
  0.08% of the first $125 million of each Fund's average daily net assets, 0.06% of the next $125 million of each Fund's average daily net assets and 0.04% of each Fund's average daily net assets in excess of $250 million, subject to certain minimum requirements.

      Effective June 1, 1999, the terms of the Administration Agreement were amended. Under the revised Administration Agreement, the Trust in addition to other Schroder Funds managed by SIMNA, pay complex fees according to the following annual rates based on the combined average daily net assets of all such funds of: 0.06% of the first $1.7 billion of such assets, 0.04% of the next $1.7 billion of such assets, and 0.02% of such assets in excess of $3.4 billion, subject to certain minimum requirements.

NOTE 4. SHAREHOLDER SERVICING PLAN

      The Trust has adopted a shareholder servicing plan for the Advisor Shares of each Fund except Schroder Short-Term Investment Fund. Under the plan, Schroder Fund Advisors Inc. or shareholder servicing organizations provide administrative support services to their customers who hold a Fund's Advisor Shares. For these shareholder services, Schroder Fund Advisors Inc. receives compensation monthly at an annual rate of up to 0.25% of the average daily net assets of each Fund attributable to its Advisor Shares.

NOTE 5. TRANSACTIONS WITH AFFILIATES

  TRUSTEES' FEES

      The Trust pays no compensation to Trustees who are interested persons of the Trust, SIMNA or Schroder Fund Advisors Inc. Trustees who are not interested persons of the Trust, SIMNA or Schroder Fund Advisors Inc. receive an annual retainer of $11,000 for their services as Trustees of all open end investment companies distributed by Schroder Fund Advisors Inc., and $1,250 per meeting attended in person or $500 per meeting attended by telephone. Members of an Audit Committee for one or more of the investment companies will receive an additional $1,000 per year. Payment of the annual retainer will be allocated among the various investment companies based on their relative net assets. Payment of meeting fees will be allocated only among those investment companies to which the meeting relates.

NOTE 6. INVESTMENT TRANSACTIONS

      Purchases and proceeds from sales and maturities of investments, excluding short-term securities for each Fund, for the year ended October 31, 1999 were as follows:

                                NON-GOVERNMENT   GOVERNMENT   NON-GOVERNMENT   GOVERNMENT
                                  PURCHASES      PURCHASES        SALES          SALES
                                --------------  ------------  --------------  ------------
Schroder Large Capitalization
  Equity Fund                    $67,251,333    $         0    $66,591,812    $ 1,626,664
Schroder Small Capitalization
  Value Fund                      64,776,266              0     73,390,092              0
Schroder MidCap Value Fund        19,266,423              0     18,945,844              0
Schroder Investment Grade
  Income Fund                     27,532,520     50,014,869     26,655,089     52,557,810
Schroder Short-Term Investment
  Fund                            12,508,481      8,858,724     18,873,595      1,000,000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      The identified cost for federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation at October 31, 1999 were as follows:

                                                                                   NET UNREALIZED
                                  IDENTIFIED            GROSS UNREALIZED           APPRECIATION/
                                     COST        APPRECIATION    (DEPRECIATION)    (DEPRECIATION)
                                  -----------    ------------    --------------    --------------
Schroder Large Capitalization
  Equity Fund                     $57,457,551    $12,749,485      $  (617,690)      $12,131,795
Schroder Small Capitalization
  Value Fund                       49,652,697      9,839,352       (1,407,056)        8,432,296
Schroder MidCap Value Fund         10,750,002        941,157         (451,078)          490,079
Schroder Investment Grade
  Income Fund                      26,505,032         86,782         (557,150)         (470,368)
Schroder Short-Term Investment
  Fund                             27,279,339         10,123         (225,995)         (215,872)

      The aggregate cost of each Fund's investments was substantially the same for book and federal income tax purposes at October 31, 1999.

NOTE 7. SHAREHOLDERS' TRANSACTIONS

      Following is a summary of shareholder transactions for each Fund:

                                       YEAR ENDED                 YEAR ENDED
                                    OCTOBER 31, 1999           OCTOBER 31, 1998
                                -------------------------  -------------------------
                                  SHARES       DOLLARS       SHARES       DOLLARS
                                -----------  ------------  -----------  ------------
SCHRODER LARGE CAPITALIZATION
  EQUITY FUND
  INVESTOR CLASS
  Shares sold                     1,065,957  $ 14,839,763    2,358,624  $ 33,242,828
  Shares issued to
    shareholders in
    reinvestment                  1,029,955    13,358,523      672,845     8,486,981
  Shares redeemed                (1,395,856)  (19,441,158)  (2,063,508)  (28,681,720)
                                -----------  ------------  -----------  ------------
    Net increase                    700,056  $  8,757,128      967,961  $ 13,048,089
                                ===========  ============  ===========  ============

                                     FOR THE PERIOD
                                    JANUARY 19, 1999
                                   TO OCTOBER 31, 1999
                                -------------------------
                                  SHARES       DOLLARS
                                -----------  ------------
SCHRODER LARGE CAPITALIZATION
  EQUITY FUND
  ADVISOR CLASS
  Shares sold                         3,592  $     48,660
  Shares issued to
    shareholders in
    reinvestment                          0             0
  Shares redeemed                         0             0
                                -----------  ------------
    Net increase                      3,592  $     48,660
                                ===========  ============

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                                       47

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                       YEAR ENDED                YEAR ENDED
                                    OCTOBER 31, 1999          OCTOBER 31, 1998
                                -------------------------  -----------------------
                                  SHARES       DOLLARS       SHARES      DOLLARS
                                -----------  ------------  ----------  -----------
SCHRODER SMALL CAPITALIZATION
  VALUE FUND
  INVESTOR CLASS
  Shares sold                     1,514,759  $ 20,003,670   2,332,423  $33,749,377
  Shares issued to
    shareholders in
    reinvestment                     94,824     1,228,923     987,453   14,680,429
  Shares redeemed                (2,267,904)  (29,612,698) (3,538,630) (50,606,167)
                                -----------  ------------  ----------  -----------
    Net decrease                   (658,321) $ (8,380,105)   (218,754) $(2,176,361)
                                ===========  ============  ==========  ===========
SCHRODER SMALL CAPITALIZATION
  VALUE FUND
  ADVISOR CLASS
  Shares sold                        10,122  $    136,082       4,118  $    50,654
  Shares issued to
    shareholders in
    reinvestment                        112         1,442          81        1,208
  Shares redeemed                    (4,143)      (60,875)     (3,566)     (59,346)
                                -----------  ------------  ----------  -----------
    Net increase (decrease)           6,091  $     76,649         633  $    (7,484)
                                ===========  ============  ==========  ===========
SCHRODER MIDCAP VALUE FUND
  INVESTOR CLASS
  Shares sold                       232,021  $  2,461,359     612,837  $ 6,657,769
  Shares issued to
    shareholders in
    reinvestment                        473         4,931           0            0
  Shares redeemed                  (283,558)   (3,050,541)   (506,218)  (5,236,442)
                                -----------  ------------  ----------  -----------
    Net (decrease) increase         (51,064) $   (584,251)    106,619  $ 1,421,327
                                ===========  ============  ==========  ===========

                                                              FOR THE PERIOD
                                                             OCTOBER 23, 1998
                                                            TO OCTOBER 31, 1998
                                                         -------------------------
                                                           SHARES       DOLLARS
                                                         -----------  ------------
SCHRODER MIDCAP VALUE FUND
  ADVISOR CLASS
  Shares sold                            0  $         0          342  $      3,184
  Shares issued to
    shareholders in
    reinvestment                         0            0            0             0
  Shares redeemed                        0            0            0             0
                                ----------  -----------  -----------  ------------
    Net increase                         0  $         0          342  $      3,184
                                ==========  ===========  ===========  ============

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                                       48

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                       YEAR ENDED                 YEAR ENDED
                                    OCTOBER 31, 1999           OCTOBER 31, 1998
                                -------------------------  -------------------------
                                  SHARES       DOLLARS       SHARES       DOLLARS
                                -----------  ------------  -----------  ------------
SCHRODER INVESTMENT GRADE
  INCOME FUND
  INVESTOR CLASS
  Shares sold                       709,924  $  6,783,285      413,213  $  4,144,975
  Shares issued to
    shareholders in
    reinvestment                    259,505     2,462,955      147,906     1,460,393
  Shares redeemed                (1,029,427)   (9,738,157)    (479,624)   (4,772,128)
  Income equalization
    (received) paid                       0         7,624            0        (2,797)
                                -----------  ------------  -----------  ------------
    Net (decrease) increase         (59,998) $   (484,293)      81,495  $    830,443
                                ===========  ============  ===========  ============
SCHRODER SHORT-TERM INVESTMENT
  FUND
  INVESTOR CLASS
  Shares sold                     2,428,306  $ 23,834,847    2,559,113  $ 25,265,801
  Shares issued to
    shareholders in
    reinvestment                    146,085     1,433,189      135,287     1,334,916
  Shares redeemed                (2,828,024)  (27,770,642)  (2,430,714)  (24,000,116)
                                -----------  ------------  -----------  ------------
    Net (decrease) increase        (253,633) $ (2,502,606)     263,686  $  2,600,601
                                ===========  ============  ===========  ============

NOTE 8. BENEFICIAL INTEREST

      The following table shows the number of shareholders each owning beneficially or of record 5% or more of a class of shares of a Fund outstanding as of October 31, 1999 and the total percentage of the class of shares of the Fund held by such shareholder.

                                          5% OR GREATER SHAREHOLDERS
                                          ---------------------------
                                           NUMBER    % OF CLASS HELD
                                          --------  -----------------
Schroder Large Capitalization Equity
  Fund--Investor                               3            74.83%
Schroder Large Capitalization Equity
  Fund--Advisor                                2           100.00%
Schroder Small Capitalization Value
  Fund--Investor                               4            33.37%
Schroder Small Capitalization Value
  Fund--Advisor                                2           100.00%
Schroder MidCap Value Fund--Investor           4            56.79%
Schroder MidCap Value Fund--Advisor            1           100.00%
Schroder Investment Grade Income
  Fund--Investor                               3            81.26%
Schroder Short-Term Investment
  Fund--Investor                               2            92.62%

NOTE 9. TAX INFORMATION NOTICE (UNAUDITED)

      For Federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended October 31, 1999:

      Schroder Large Capitalization Equity Fund and Schroder MidCap Value Fund had 20.95% and 92.57% of 1999 dividends qualify for the corporate dividends received deduction.

      Schroder Large Capitalization Equity Fund, Schroder Small Capitalization Value Fund and Schroder Investment Grade Income Fund designated $10,300,134 and $1,241,637 and $570,350, respectively, as long term capital gains dividends for the purposes of the dividends paid deduction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SERIES TRUST
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      On December 13, 1999, the Funds made the following per share distributions to shareholders of record December 10, 1999.

                                     NET INVESTMENT   SHORT TERM    LONG TERM
                                         INCOME      CAPITAL GAIN  CAPITAL GAIN
                                     --------------  ------------  ------------
Schroder Large Capitalization
  Equity Fund--Investor Shares.....    $0.023845      $ 0.14617     $ 0.86388
Schroder Large Capitalization
  Equity Fund--Advisor Shares......           --        0.14617       0.86388
Schroder Small Capitalization Value
  Fund--Investor Shares............           --             --       0.57285
Schroder Small Capitalization Value
  Fund--Advisor Shares.............           --             --       0.57285
Schroder MidCap Value
  Fund--Investor Shares............     0.003103             --            --
Schroder MidCap Value Fund--Advisor
  Shares...........................           --             --            --

  NOTE 10. PORTFOLIO INVESTMENT RISKS

      For more complete risk disclosure, please refer to the Trust's current prospectus.

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                                       50

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REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Schroder Series Trust:

We have audited the statements of assets and liabilities, including the schedules of investments, of Schroder Series Trust (a Massachusetts business trust comprising, respectively, the Schroder Large Capitalization Equity Fund, Schroder Small Capitalization Value Fund, Schroder MidCap Value Fund, Schroder Investment Grade Income Fund and Schroder Short-Term Investment Fund) as of October 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, except for the Schroder MidCap Value Fund, which is for the two years in the period then ended, and for the period ended October 31, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Schroder Series Trust as of October 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, except for the Schroder MidCap Value Fund, which is for the two years in the period then ended and for the period ended October 31, 1997 in conformity with generally accepted accounting principles.

                                             ARTHUR ANDERSEN LLP

New York, New York
December 14, 1999

--------------------------------------------------------------------------------

INVESTMENT ADVISER

Schroder Investment Management
 North America Inc.
787 Seventh Avenue, 34th Floor
New York, NY 10019

TRUSTEES

Nancy A. Curtin, CHAIRMAN
David N. Dinkins
Peter E. Guernsey
Sharon L. Haugh
John I. Howell
Peter S. Knight
William L. Means
Clarence F. Michalis
Hermann C. Schwab

DISTRIBUTOR

Schroder Fund Advisors Inc.
787 Seventh Avenue, 34th Floor
New York, NY 10019

TRANSFER & SHAREHOLDER
SERVICING AGENT

Boston Financial Data Services, Inc.

CUSTODIAN

State Street Bank and Trust Company

INDEPENDENT ACCOUNTANTS

Arthur Andersen LLP

COUNSEL

Ropes & Gray

The information contained in this report is intended for the general information of the shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust.

Schroder Series Trust
P.O. Box 8507
Boston, MA 02266
800-464-3108

                                [SCHRODER LOGO]

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       Schroder Series Trust

          Schroder Large
          Capitalization Equity Fund

          Schroder Small
          Capitalization Value Fund

          Schroder MidCap
          Value Fund

          Schroder Investment
          Grade Income Fund

          Schroder Short-Term
          Investment Fund
         ANNUAL REPORT
          October 31, 1999

WS1299AR